UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Capstone Turbine Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CAPSTONE TURBINE CORPORATION
21211 Nordhoff Street
Chatsworth, California 91311

July 29, 2004

Dear Capstone Turbine Stockholder:

     You are cordially invited to attend the 2004 Annual Meeting of Stockholders (the “Annual Meeting”) of Capstone Turbine Corporation to be held at the Radisson Hotel Chatsworth, 9777 Topanga Canyon Blvd., Chatsworth, California, on September 10, 2004, at 9:00 a.m., Pacific Daylight Time. We look forward to greeting as many of our stockholders at the Annual Meeting as possible.

     Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and the Proxy Statement.

     Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted. Therefore, I urge you to sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope. If you decide to attend the Annual Meeting, you will of course be able to vote in person, even if you have previously submitted your proxy.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Capstone.

Sincerely,
/s/ John Tucker
John Tucker
President and Chief Executive Officer

Chatsworth, California

YOUR VOTE IS IMPORTANT
In order to assure your representation at the Annual Meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (no postage required on the envelope if mailed in the United States). Please reference the “Voting Electronically via the Internet or by Telephone” section on page 2 of the Proxy Statement for alternative voting methods.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS
APPROVAL OF THE CAPSTONE TURBINE CORPORATION AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN AS AMENDED TO ADD 2,380,000 SHARES
EXECUTIVE OFFICERS
EXECUTIVE OFFICER COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AUDIT COMMITTEE REPORT*
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION*
STOCK PERFORMANCE GRAPH*
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER INFORMATION

CAPSTONE TURBINE CORPORATION
21211 Nordhoff Street
Chatsworth, California 91311

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held September 10, 2004

     The Capstone Turbine Corporation (“Capstone”) 2004 Annual Meeting of Stockholders (the “Annual Meeting”) will be held at the Radisson Hotel Chatsworth, located at 9777 Topanga Canyon Blvd., Chatsworth, California, 91311, on September 10, 2004, at 9:00 a.m., Pacific Daylight Time, for the following purposes:

1.	To elect seven members of Capstone’s Board of Directors to serve until the next annual meeting or until their successors have been elected and qualified;

2.	To approve the Capstone Turbine Corporation Amended and Restated 2000 Equity Incentive Plan as amended to add 2,380,000 shares; and

3.	To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on August 5, 2004 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. We will make a list of stockholders available for examination for the ten days prior to the Annual Meeting at Capstone’s principal executive offices.

     Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope. We are soliciting the enclosed proxy on behalf of the Board of Directors of Capstone for use at our Annual Meeting. The Board of Directors of Capstone recommends that stockholders vote FOR the matters listed above. If your shares are held in a bank or brokerage account, you may be eligible to vote your proxy electronically or by telephone. Please refer to the attached Proxy Statement, which forms a part of this Notice and is incorporated herein by reference, for further instructions and information with respect to the business to be transacted at the Annual Meeting.

     Please note that space limitations make it necessary to limit attendance to stockholders. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 8:30 a.m., and seating will begin at 9:00 a.m. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. We will admit you if we are able to verify that you are a Capstone stockholder. Stockholders holding stock in brokerage accounts will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors
/s/ Karen Clark
Karen Clark
Secretary

Chatsworth, California
July 29, 2004

CAPSTONE TURBINE CORPORATION
21211 Nordhoff Street
Chatsworth, California 91311

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held September 10, 2004

Information About the 2004 Annual Meeting

     On behalf of our Board of Directors (the “Board”), we are soliciting proxies from holders of Capstone Turbine Corporation’s (“Capstone” or the “Company”) issued and outstanding shares of Common Stock, par value $.001 per share (“Common Stock”), for use at the 2004 Annual Meeting of Stockholders (the “Annual Meeting” or the “2004 Annual Meeting”), to be held at the Radisson Hotel Chatsworth, located at 9777 Topanga Canyon Blvd., Chatsworth, California, at 9:00 a.m. Pacific Daylight Time on September 10, 2004, and any adjournment or postponements thereof.

Voting Procedures

     If you were a stockholder of record at the close of business on August 5, 2004, you are entitled to notice of, and to vote at, the Annual Meeting. As of July 20, 2004, 84,727,631 shares of Common Stock are outstanding.

     Proxies properly executed, duly returned to us and not revoked will be voted in accordance with the instructions given. Where no instructions are given, such proxies will be voted as our management may propose. If any matter not described in this Proxy Statement is properly presented for action at the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote on the action according to their best judgment. Each stockholder of record on August 5, 2004 is entitled to one vote for each share of Common Stock held by such stockholder on that date. The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of our Common Stock eligible to be voted on the record date. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to the proposals. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but such non-votes will be excluded from the calculation of the shares entitled to vote with respect to any proposal for which authorization to vote was withheld. A broker non-vote occurs when a broker holding shares for a beneficial holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Concerning the election of directors, you may: (a) vote for all of the director nominees as a group; (b) withhold authority to vote for all director nominees as a group; or (c) vote for all director nominees as a group except those nominees you identify on the appropriate line.

     A copy of Capstone’s 2004 Annual Report to stockholders and this proxy statement (the “Proxy Statement”) and accompanying proxy card will be first mailed to stockholders on or about August 13, 2004. The 2004 Annual Report to stockholders includes Capstone’s audited financial statements.

     Your vote is important. Accordingly, you are urged to sign, date and return the accompanying proxy card whether or not you plan to attend the Annual Meeting in person.

     You may revoke your proxy at any time before it is actually voted at the Annual Meeting by: (a) delivering written notice of revocation to the Secretary of Capstone at our address above; (b) submitting a later dated proxy; or (c) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, constitute revocation of the proxy.

     Each unrevoked proxy card properly signed and received prior to the close of the Annual Meeting will be voted as indicated. Unless otherwise specified on the proxy or if no instruction is given on the proxy, the shares represented by a signed proxy card will be voted FOR each of the nominees and proposals.

Voting Electronically via the Internet or by Telephone

     Stockholders whose shares are registered in their own names may choose to vote either via the Internet or by telephone. Specific instructions to be followed by any registered stockholder interested in voting via the Internet or by telephone are set forth on the enclosed proxy card. Submitting your proxy via the Internet will not affect your right to vote in person should you decide to attend the Annual Meeting. Votes submitted by telephone or the Internet must be received by 8:00 p.m., Pacific Daylight Time (11:00 p.m., Eastern Daylight Time), on September 9, 2004.

     A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP’s program, your proxy card will provide instructions and you may vote such shares via the Internet at ADP’s voting web site (www.proxyvote.com). If your proxy card does not reference the Internet or telephone information, please complete and return the proxy card in the self-addressed, postage paid envelope provided.

Solicitation of Parties

     We will pay the expense of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies. In addition to the use of the mail, our directors, officers or employees may solicit proxies by telephone, facsimile or other means. These individuals will not receive any additional compensation for these efforts.

     Capstone’s executive offices are located at 21211 Nordhoff Street, Chatsworth, California 91311, telephone (818) 734-5300.

Independent Public Accountants

     Representatives of Deloitte & Touche LLP, independent public accountants for Capstone for fiscal year 2004 (“Fiscal 2004”) and selected by the Company’s Audit Committee to be the independent public accountants for the current year, will be present at the Annual Meeting, will have an opportunity to make a statement should they wish to do so, and will be available to respond to appropriate questions.

Proposals of Stockholders for 2005 Annual Meeting

     Stockholder proposals or nominations for director intended to be presented at the 2005 annual meeting of stockholders (the “2005 Annual Meeting”) must be in writing and received at Capstone’s executive offices no later than the close of business on April 15, 2005 and must comply with Capstone’s bylaws and the proxy rules of the Securities and Exchange Commission (the “SEC”). If appropriate notice of a stockholder proposal or nomination is not received at Capstone’s executive offices prior to the close of business on April 15, 2005, Capstone will not be required to include the proposal or nomination in its proxy statement used in connection with the 2005 Annual Meeting, and if the proposal or nomination is permitted to be introduced at the 2005 Annual Meeting, the proxy holders for that meeting will have discretionary authority to vote as they see fit on any such proposal or nomination.

The date of this proxy statement is July 29, 2004.

PROPOSAL NO. 1

ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS

     Capstone’s bylaws currently provide for a Board of seven directors. The Company proposes to elect seven directors at the Annual Meeting, and the proxies cannot vote for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees of the Board named below, all of whom are presently directors of the Company.

     The Board is presently seeking one additional director of the Company. When a qualified candidate has been identified, the Company intends to amend its bylaws to increase the number of directors and then appoint this person as director.

     If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. The Company does not expect that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until the director’s successor has been elected and qualified, or the earlier of the director’s resignation or removal. The table below sets forth information about each nominee as of July 27, 2004.

		Director
Nominees	Age	Since
Eliot Protsch(1)	51	2002
Carmine Bosco	58	2003
Richard Donnelly	61	2003
John Jaggers	53	1993
Dennis Schiffel	61	2004
John Tucker	57	2003
Eric Young	48	1993

(1)	Chairman of the Board.

     Eliot Protsch. Mr. Protsch has been our director since April 2002 and Chairman of the Board since October 15, 2002. Mr. Protsch is Senior Executive Vice-President and Chief Financial Officer of Alliant Energy Corporation, an energy holding company, and has held such positions since January 2004. He previously was President of Interstate Power and Light Company, a subsidiary of Alliant Energy Corporation, and Executive Vice President Energy Delivery, from 1998 to 2003. Mr. Protsch has been employed with Alliant Energy in various capacities since 1978. He currently serves on the Board of Directors for American Family Insurance (a Mutual Insurance Company) and Nuclear Management Company (an affiliate of Alliant Energy Corporation). He received his MBA and his BBA in Economics and Finance from the University of South Dakota. Mr. Protsch is a Chartered Financial Analyst.

     Carmine Bosco. Mr. Bosco has been our director since August 2003. Mr. Bosco is President of Blackmer Pump Division, A Dover Company, manufacturer of pumps for transfer of liquid and gas products, and has held such position since 2001. He previously served in Group Vice President roles at CIRCOR International, manufacturer and distributor of valves, from 2000 to 2001, and Giddings & Lewis, a manufacturer of machine tools, from 1995 to 1999. Prior to that, he worked for 20 years at Ingersoll-Rand, predominantly in the Pump Products and Fluid Products Divisions. Mr. Bosco holds a Bachelors degree in Chemical Engineering from the University of Pittsburgh.

     Richard Donnelly. Mr. Donnelly has been our director since January 2003. Mr. Donnelly is an Industrial Partner responsible for the Global Automotive Supplier Practice at Ripplewood Holdings, LLC, a private equity firm from 1999 to present. From 1995 to 1999, Mr. Donnelly served as the Group Vice President of General Motors and the President of GM Europe. Mr. Donnelly serves as a director of two publicly held companies, BNS Co. (a metrology software company) and Oshkosh Truck Corporation, and two privately held companies, Powerway Corporation (which provides Web based collaborative software for product development to the automotive, aerospace and medical equipment industries) and Niles Parts Co., Ltd. (a global supplier of switches and sensors to the automobile industry). He serves as Chairman of the Board of Niles. Mr. Donnelly received his Bachelors degree in Electrical Engineering from Kettering University and his MBA from the State University of New York.

     John Jaggers. Mr. Jaggers has been our director since 1993. Mr. Jaggers is General Partner of Sevin Rosen Funds, a venture capital firm and has held such position since 1988. Mr. Jaggers served as Chief Financial Officer of Sevin Rosen Funds from 1995 to

2000. Mr. Jaggers received his Bachelors and Masters degrees in Electrical Engineering from Rice University. He received his MBA from Harvard University.

     Dennis Schiffel. Mr. Schiffel was appointed to the Board in July 2004. He is a senior financial executive, currently working as an independent business-planning consultant. He was Senior Vice President and Chief Financial Officer at Sierra Pacific Resources, an electric utility business, from July 2001 to January 2003. Mr. Schiffel held various positions with ARCO, an international oil and gas company, from 1984 to May 2000, including roles as the Vice President of Corporate Planning and Vice President of Investor Relations for ARCO Los Angeles from 1998 to May 2000 and various other roles in finance and treasury. Mr. Schiffel received his Bachelors degree in Economics from Ohio State University; his MBA from Indiana University; his Ph.D. (M.A.) in Economics from Claremont Graduate School; and his J.D. from George Washington University.

     John Tucker. Mr. Tucker joined Capstone Turbine Corporation in August 2003 as President and Chief Executive Officer, and has been our director since 2003. Prior to coming to Capstone, Mr. Tucker served as the President and Chief Executive Officer of York International Corporation, a global HVAC & R company, from 1999 to 2000, and President and Chief Operating Officer of York International Corporation from 1997 to 1999, and the President of AlliedSignal Aerospace’s Aerospace Equipment Systems business sector, the Chief Executive Officer and Chairman of Daimler Benz Aerospace’s Motoren & Turbine Union operations in Munich, Germany, and the President of AEG-Westinghouse Transportation Systems. Mr. Tucker has a Mechanical Engineering degree from Pennsylvania State University.

     Eric Young. Mr. Young has been our director since 1993. Mr. Young is a co-founder of Canaan Partners, a venture capital investment firm, and has served as a general partner since its inception in 1987. From 1979 to 1987, Mr. Young held various management positions with General Electric Co. and G.E. Venture Capital, a venture capital investment firm and subsidiary of General Electric. Mr. Young is also a director of Ebates Shopping, Inc., Enpirion, Inc., Lancope, Inc., manageStar, Inc., Notiva Corporation, Pure Markets, Inc. and uRoam, Inc., which are all private companies. Mr. Young holds an MBA from Northwestern University and a Bachelors degree in Mechanical Engineering from Cornell University.

Board of Directors and Committees

Board of Directors

     A majority of the members of the Board are “independent directors” as defined by Nasdaq rules. The Board has determined that the following current directors are “independent”: Carmine Bosco, Richard Donnelly, John Jaggers, Dennis Schiffel and Eric Young. Eliot Protsch is not an “independent director” as defined by Nasdaq rules because he is Senior Vice President and Chief Financial Officer of Alliant Energy Corporation. Alliant Energy Resources, Inc., a subsidiary of Alliant Energy Corporation, is a distributor for the Company, and Alliant Energy Resources, Inc. in two of the last three fiscal years exceeded the threshold for independence as defined by the Nasdaq rules. The Board met nine times during Fiscal 2004 and all of the directors attended or participated in more than 90% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which each such director served. The Company strongly encourages each member of the Board to attend each annual meeting of stockholders. No directors attended the 2003 annual meeting. Our standing committees are an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee

     At the beginning of Fiscal 2004, the Audit Committee consisted of Messrs. Aube (Chair), Donnelly and Young. Mr. Aube did not stand for re-election at the last meeting of stockholders and as of the date thereof, Mr. Marcoux was added to the Audit Committee and Mr. Young was appointed to serve as Chair. Upon Mr. Marcoux’s resignation in January 2004, Mr. Jaggers was named to the Audit Committee. The Audit Committee is responsible, among other items, for (a) monitoring Capstone’s financial reporting and overseeing accounting practices; (b) annually retaining the independent public accountants as auditors of the books, records and accounts of Capstone; (c) monitoring the scope of audits made by the independent public accountants and the audit reports submitted by the independent public accountants; and (d) monitoring the systems of internal control which management and the Board have established. In addition, the Audit Committee undertakes the duties of a “qualified legal compliance committee” and also reviews and approves all related-party transactions. The Audit Committee operates under a written Audit Committee Charter adopted by the Board, a copy of which is attached hereto as Appendix A. During Fiscal 2004 the Audit Committee held five meetings for which attendance was 87%. The Board has determined that Dennis Schiffel, who is expected to be named a member of the Audit Committee at the Board’s upcoming meeting in connection with the 2004 Annual Meeting, is an “audit committee financial expert,” as that term is defined by rules adopted by the SEC. Each member of the Audit Committee is an “independent director” pursuant to Nasdaq listing standards.

Compensation Committee

     At the beginning of Fiscal 2004, the Compensation Committee consisted of Messrs. Jaggers (Chair), Marcoux and Protsch. Upon the resignation of Mr. Marcoux in January 2004, Mr. Bosco was appointed to the Committee. Mr. Protsch has informed the Board that he intends to resign as a member of the Compensation Committee as of the Company’s Annual Meeting. At that time, the Committee will be comprised solely of “independent directors” as defined by the Nasdaq listing standards in conformance with the Committee’s charter. The Compensation Committee operates under a written charter adopted by the Board, a copy of which is attached hereto as Appendix B. The functions of the Compensation Committee include (i) for the purposes of compensation, reviewing the performance and development of the Company’s management in achieving corporate goals and objectives; (ii) ensuring that the officers and management are compensated in terms of salaries, supplemental compensation and benefits in a manner that is internally equitable and externally competitive, and (iii) administering the following benefit plans of Capstone: the 1993 Incentive Stock Option Plan, the 2000 Employee Stock Purchase Plan, and the Amended and Restated 2000 Equity Incentive Plan (the “Plan”). During Fiscal 2004, the Compensation Committee held five meetings for which attendance was 87%.

Nominating and Corporate Governance Committee

     At the beginning of Fiscal 2004, the Nominating and Corporate Governance Committee consisted of Messrs. Protsch (Chair), Aube and McDonald. Mr. Aube did not stand for re-election at the last meeting of stockholders and as of the date thereof, Mr. Donnelly was appointed to the Committee. Following Mr. McDonald’s resignation from the Board, Mr. Bosco was appointed to the Committee. Mr. Protsch has informed the Board that he intends to resign as a member of the Nominating and Corporate Governance Committee as of the Company’s Annual Meeting. At that time, the Committee will be comprised solely of “independent directors” as defined by the Nasdaq listing standards in conformance with the Committee’s charter. The Nominating and Corporate Governance Committee is responsible for, among other things, (i) monitoring corporate governance matters and (ii) recommending to the full Board candidates for election to the Board of Directors. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board, a copy of such is attached hereto as Appendix C and is also available on the Company’s website at www.microturbine.com. During Fiscal 2004, the Committee held two formal meetings for which attendance was 100%. The Committee met subsequent to the end of Fiscal 2004 to recommend to the full Board each of the nominees for election to the Board, as presented herein.

Board and Committee Performance Evaluations

     Each committee’s charter requires an annual performance evaluation, and the Company’s Corporate Governance Principles provide for an annual evaluation of the Board. Such performance evaluations are designed to assess whether the Board and its committees function effectively and make valuable contributions to the Company. In April 2004, all members of the Company’s Board assessed the performance of the Board and each committee and identified areas for improvement, if any, through the completion of a detailed questionnaire for each committee and the Board. Counsel for the Company reviewed the completed questionnaires, consolidated the responses and reported findings to the Board. The Board discussed the results of the performance evaluations and asked the appropriate committees to follow up on the consensus suggestions.

The Nominations Process

     The Nominating and Corporate Governance Committee has a policy for the consideration of director candidates recommended by stockholders, and will consider all bona fide recommended candidates for director if submitted in accordance with such policy. Any stockholder recommendation must be submitted in writing to the Company and be received by the Committee at least 180 days prior to that year’s annual meeting of the stockholders. All such recommendations must include the specific information regarding the candidate required by the policy. The Company’s bylaws permit stockholders to nominate directors at a meeting of the stockholders. Any stockholder nomination must comply with the applicable provisions of the Company’s bylaws and will be handled in accordance with the Company’s bylaws and applicable laws.

     The Nominating and Corporate Governance Committee reviews the composition and size of the Board and determines the criteria for Board membership. In addition, the Nominating and Corporate Governance Committee reviews the qualifications of prospective candidates to determine whether they will make good candidates for membership on the Company’s Board. This consideration includes, at a minimum, a review of the prospective candidate’s character, judgment, experience, expertise, age, diversity, independence under applicable law and freedom from other conflicts, as well as other factors that the Nominating and Corporate

Governance Committee deems relevant in light of the needs of the Board and the Company and/or that are in the best interests of the Company, including relevant experience, the ability to dedicate sufficient time, energy and attention to performance of Board duties, financial expertise, experience with a company that has introduced a new, technologically advanced product or service to the marketplace and existing relationships within target industries or political circles that may benefit the Company, whether the prospective candidate is a Nominating and Corporate Governance Committee-selected prospective candidate or a stockholder-recommended prospective candidate. The Nominating and Corporate Governance Committee selects qualified candidates and recommends those candidates to the Board, and the Board then decides if it will invite the candidates to be nominees for election to the Board.

     The Nominating and Corporate Governance Committee uses the following process to identify prospective candidates for the Board and to evaluate all candidates, including candidates recommended by stockholders in accordance with the Company’s policy regarding stockholder communications, the Director nominations process and director attendance at annual meetings of the stockholders. The Nominating and Corporate Governance Committee (i) reviews the composition and size of the Board and determines the criteria for Board membership; (ii) evaluates the Board for effectiveness and makes a verbal presentation of its findings to the Board; (iii) determines whether the current members of the Board who satisfy the criteria for Board membership are willing to continue in service; if the current members of the Board are willing to continue in service, the Committee evaluates the performance of such Board members and considers those current members for re-nomination, and if the current members of the Board are not willing to continue in service or if there will be an increase in the number of directors on the Board, the Nominating and Corporate Governance Committee considers candidates who meet the criteria for Board membership; (iv) if necessary, engages a search firm to assist with the identification of potential candidates; (v) compiles a list of potential candidates; (vi) evaluates the prospective candidates, including candidates recommended by stockholders, to determine which of the prospective candidates, if any, will best represent the interests of all stockholders and determines whether any conflicts of interest exist; (vii) holds Committee meetings to narrow the list of prospective candidates; (viii) along with the Chairman of the Board and management, interviews a select group of prospective candidates; (viii) approves the candidate or candidates who are most likely to advance the best interests of the stockholders and (ix) recommends the selected candidate or candidates to the Board and the stockholders for approval. The Nominating and Corporate Governance Committee, which may request the assistance of non-Committee Board members in the execution of its duties, carefully documents the selection and evaluation process.

     The Company employed an executive search firm to assist in identifying and evaluating a potential candidate for the directors to appoint to the Board in July 2004. In regard to Mr. Schiffel’s appointment by the directors to the Board, a third-party search firm recommended his nomination.

Stockholder Communications

     The Company also has a policy whereby stockholders may communicate directly with the Company’s Board, or individual members of the Board, by writing to the Company and indicating prominently on the outside of any envelope that the communication is intended for (i) the Board, (ii) the Chairman of the Board, (iii) a specific committee of the Board, (iv) the non-management directors or (v) any other director or subset of directors of the Board. The Secretary of the Board reviews all correspondence and regularly forwards, to the appropriate director, directors or the Board, copies of all communications that, in the opinion of the Secretary, deal with the functions of or otherwise require the attention of individual Board members, the Board or committees or subsets thereof. Unless, in the opinion of the Secretary, a communication is improper or irrelevant, a communication will not be withheld from its intended recipient(s) without the approval of the Board’s Chairman, the Chair of the appropriate committee or the director who presides during non-management executive sessions.

Compensation Committee Interlocks

     At the beginning of Fiscal 2004, the Compensation Committee consisted of Messrs. Jaggers, Marcoux and Protsch. Mr. Bosco replaced Mr. Marcoux after his resignation from the Board. None of the Committee members have at any time been an officer or employee of the Company nor have they had any relationships with the Company requiring disclosure in the last fiscal year. During Fiscal 2004, none of the Company’s executive officers served as a member of another entity’s Compensation Committee, one of whose executive officers served on the Compensation Committee of Capstone or was a director of Capstone, and none of the Company’s executive officers served as a director of another entity, one of whose executive officers served on the Compensation Committee of Capstone.

Director Compensation

     The Plan provides that the Board may grant to a non-employee director who joins the Board of Directors on his or her initial election to the Board of Directors, an initial stock option to purchase 21,600 shares of our Common Stock (the “Initial Grant”). The Initial Grant vests in three equal installments over three years, based upon continuing service as a director. The Plan further provides that the Board of Directors may grant subsequent stock options (the “Annual Grant”) to our non-employee directors to purchase 10,000 shares of our Common Stock on the date of each Annual Meeting of Stockholders, beginning with the 2003 Annual Meeting and at which the non-employee director is re-elected to our Board of Directors. Therefore, at the 2004 Annual Meeting of Stockholders each nominee that is elected to the Board will receive an Annual Grant. The Annual Grant vests quarterly over a one-year period, based upon continuing service as a director. The Initial Grant and Annual Grant will have an exercise price equal to the fair market value of the common stock on the grant date, and a term of 10 years, subject to earlier expiration in connection with termination of service.

     In addition, effective as of the 2003 Annual Meeting, the Board approved a cash component for non-employee directors. Therefore, as of June 1, 2003, each non-employee director received an annual cash retainer of $25,000 (the “Annual Retainer”). However, each non-employee director could elect to receive stock options instead of the Annual Retainer with the number of shares issued to be based upon the fair market value of Capstone Common Stock on the grant date, but in no event could the aggregate number of options granted under this election exceed 20,000 stock options per year. In addition to the Annual Retainer, each non-employee director on one of the Board’s standing committees receives a $1,500 annual retainer for each standing committee on which he or she serves, unless such director was the Chairman of the committee which would entitle such director instead to a $3,000 annual retainer. The Chairman of the Board receives an additional $5,000 annual retainer. All payments are paid quarterly in arrears.

     In January 2004, the Board further amended the Plan. Effective as of the 2004 Annual Meeting, the Board rescinded its prior action to permit non-employee directors to elect to receive stock options instead of the Annual Retainer and determined to permit directors to elect to receive stock grants rather than stock options. All related provisions that referred to such stock options were also corrected to reflect stock grants. Further, the Board amended the Plan to permit non-employee directors to elect to receive stock grants in lieu of Committee and Board or Committee Chairmanship fees, with the number of shares of stock granted based on the fair market value of Capstone Stock on the grant date. The grant of stock for Committee or Chairmanship service was included in the 20,000 share annual stock grant limit.

     During Fiscal 2004, Mr. Donnelly received an Initial Grant exercisable at $1.02 per share. Mr. Bosco’s Initial Grant was 10,000 shares, issued at $1.18 per share, with full vesting occurring one year from the grant date. Subsequent to the year end, the Compensation Committee decided to issue Mr. Bosco options for an additional 11,600 shares with 4,400 shares vesting on the second anniversary of his joining the Board and the balance vesting on the third anniversary. To compensate Mr. Bosco for the higher price of the new options versus those he should have received in his Initial Grant, the Committee agreed to compensate him in cash for the difference between his new option grant at $2.11 per share and the $1.18 per share of the Initial Grant, with per-share payments made concurrent with his vesting of his additional 11,600 shares granted.

     In addition, if they request, all directors are reimbursed for the expenses they incur in attending the Board or Committee meetings.

Required Vote for Approval and Recommendation of the Board of Directors

     Assuming the presence of a quorum, the seven nominees for director receiving the highest number of votes will be elected to our Board of Directors. Information regarding the method by which votes will be counted appears on page 1 of this Proxy Statement under the heading “Voting Procedures.”

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE CANDIDATES NOMINATED BY THE BOARD OF DIRECTORS. A PROPERLY EXECUTED PROXY WILL BE VOTED FOR THE ELECTION OF THESE NOMINEES UNLESS YOU DESIGNATE OTHERWISE.

PROPOSAL NO. 2

APPROVAL OF THE CAPSTONE TURBINE CORPORATION AMENDED AND RESTATED 2000 EQUITY INCENTIVE
PLAN AS AMENDED TO ADD 2,380,000 SHARES

General

     The Board of Directors (the “Board”) is seeking stockholder approval of the Capstone Turbine Corporation Amended and Restated 2000 Equity Incentive Plan (the “Plan”) as amended to add 2,380,000 shares of stock for future awards under the Plan. The shares previously authorized under the Plan are substantially depleted. Additional shares are needed so that the Company can maintain a meaningful incentive compensation strategy. The current strategy, which has been approved by the Board’s Compensation Committee, provides management and employees of Capstone with competitive base salaries and incentive compensation in the form of Company stock options. The Board believes stock options and other equity incentives align the financial incentives for management and employees with the interests of stockholders, to increase the value of the Company over the long term. Additionally, the Committee believes significant equity incentives are necessary to attract and retain the calibre of individuals needed, particularly in light of the Company’s early stage of development.

     In making its decision to request an increase in the number of shares in the Plan, the Board engaged an independent consulting firm to determine the number of additional shares that would reasonably be necessary for competitive compensation and to assess the dilutive impact on stockholders. The consulting firm advised that in excess of 3 million shares would be necessary to provide competitive compensation at current stock prices. The Board considered the effects of dilution on stockholder value and weighed that cost against the benefits of providing sufficient shares to provide adequate incentives to the management and employees of the Company. The Board believes it is imperative to provide additional shares for incentive purposes at this time. Without adequate shares, our ability to attract and retain appropriate talent could be adversely impacted. Further, the Board considered that, since the current Plan was adopted in calendar year 2000, only 400,000 shares have been added to the original pool of authorized shares. The Board believes it is in the stockholders’ best interests to provide additional shares for the Plan at this time.

Existing Equity Compensation Plans

     The following table provides information as of March 31, 2004 with respect to the shares of our Common Stock that may be issued under our existing equity compensation plans.

	Number of	Weighted-
	securities to be	average	Number of securities
	issued upon	exercise price	remaining available
	exercise of	of outstanding	for future issuance
	outstanding	options and	under equity
Plan Category	options and rights	rights	compensation plans
2000 Equity Incentive Plan approved by stockholders	3,645,573	$3.92	2,184,482
2000 Employee Stock Purchase Plan approved by stockholders	—	—	465,365
Equity compensation plans not approved by stockholders (1)	4,445,000	$1.69	—

Total	8,090,573	$2.69	2,649,847

(1)	Includes stock options granted outside the Company’s 2000 Equity Incentive Plan at exercise prices equal to the fair market value of its common stock, as inducement grants to executive officers and employees of the Company since 2002. Included in the 4,445,000 options were 2,000,000 options to Mr. Tucker, 350,000 options to Ms. Clark, 800,000 options to Mr. Fink, 800,000 options to Mr. Redmond and 595,000 options to five employees. Although the options were not granted under the 2000 Plan, they were governed by terms and conditions identical to those under the Plan. The material terms of the Plan are described below. The options granted to executive officers are further described below under the heading “Compensation Pursuant to Stock Options”.

     As of July 20, 2004, 2,187,052 shares are remaining available for future grant. The proposal to modify the Plan will increase the shares remaining available for future grant to 4,567,052.

Summary of the Plan

     The following is a general description of the material provisions of the Plan. The summary that follows is not intended to be complete and reference should be made to the Plan for a complete statement of its terms and provisions. A copy of the Plan is attached as Appendix D.

Purposes of the Plan

     The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and directors and to promote the success of Capstone’s business.

Eligibility and Awards Under the Plan

     The Plan provides for the discretionary grant of awards to employees, consultants and members of the Board. These awards can be incentive stock options (as defined in Section 422 of the Internal Revenue Code), nonstatutory stock options (that is, options that do not meet the definition of incentive stock options), stock purchase rights, stock bonus rights and grants of Common Stock in the form of stock bonuses. Non-qualified stock options, stock purchase rights and stock bonuses may be granted to employees, consultants and members of the Board, whereas incentive stock options may be granted only to employees. The stock underlying such options, purchase rights or stock bonuses are shares of our Common Stock, par value $0.001. The market value of our Common Stock as of July 20, 2004 was $1.79. As of July 20, 2004, 204 employees and seven directors were eligible to participate in the Plan.

Director Options

     The Plan provides that the Board may grant to a non-employee director who joins the Board of Directors on his or her initial election to the Board of Directors, an initial stock option to purchase 21,600 shares of our Common Stock (the “Initial Grant”). The Initial Grant vests in three equal installments over three years, based upon continuing service as a director. The Plan further provides that the Board of Directors may grant subsequent stock options (the “Annual Grant”) to our non-employee directors to purchase 10,000 shares of our Common Stock on the date of each Annual Meeting of Stockholders, beginning with the 2003 Annual Meeting and at which the non-employee director is re-elected to our Board of Directors. Therefore, at the 2004 Annual Meeting of Stockholders each nominee that is elected to the Board will receive an Annual Grant. The Annual Grant vests quarterly over a one-year period, based upon continuing service as a director. The Initial Grant and Annual Grant will have an exercise price equal to the fair market value of the Common Stock on the grant date, and a term of 10 years, subject to earlier expiration in connection with termination of service.

     The Plan provides that a non-employee director may elect to receive in lieu of any cash compensation that is paid for Board service shares of Common Stock that have an equivalent value, up to a maximum of 20,000 shares during any one-year Board term.

Administration

     An ad hoc committee established by the Board administers the Plan. The committee is currently composed of two “independent directors” as defined by Nasdaq rules and the Plan. At the conclusion of the 2004 Annual Meeting the Compensation Committee will be comprised of at least three “independent directors” and will assume the administration of the Plan. The committee, which for purposes of this discussion shall refer to the Compensation Committee as constituted as of the date of the Annual Meeting, determines the terms of the options or other awards granted, including when they vest or may be exercised, the exercise price, the number of shares subject to each option or other award, and the forms of payment permitted upon exercise. In certain situations delineated in the Plan, the committee may delegate the authority to grant awards under the Plan to certain eligible persons. In addition, the committee may institute an option exchange program that has been approved by the Board, subject to stockholder approval.

Amendment and Termination

     The Board may amend, suspend or terminate the Plan, except that no action may affect any share of Common Stock previously issued and sold or any option previously granted under the Plan without the holder’s consent and, pursuant to the Nasdaq rules, stockholder approval is required for any “material amendment” to the Plan. In addition, stockholder approval is generally required for the Board to increase the number of shares that may be issued under the Plan. However, no stockholder approval is required in case of a merger, recapitalization, spin-off, stock split, dissolution, disposition of substantially all of our assets, or other transaction or event involving a change in our capital structure. In these cases, the committee has discretion, subject to the terms of an individual’s award agreement, to adjust the exercise price of any option or stock purchase right, as well as to adjust the number and kind of shares for which options or stock purchase rights may be granted or which are subject to outstanding options, stock purchase rights or restricted stock.

Payment for Shares and Other Terms and Conditions of Awards.

     The maximum term of a stock option granted under the Plan is generally ten years. However, the maximum term of an incentive stock option granted to an individual who owns more than 10% of our Common Stock is five years. The per share exercise price must equal:

•	at least 100% of the fair market value of a share of Common Stock on the grant date, if the option is an incentive stock option, (110% for a 10% stockholder); or

•	at least 85% of the fair market value of a share on the grant date if the option is a nonstatutory stock option.

     The consideration to be paid for the shares to be issued upon exercise of an option, including the method of payment, will be determined by the committee. Such consideration may consist of cash or check, or, in certain circumstances and with the consent of the committee, with shares of Common Stock owned by the optionee for at least six months prior to exercise, with the consent of the committee, payment in connection with the pledge of shares of Common Stock and a loan through a broker in a transaction described in SEC regulation T, other consideration acceptable to the committee, or, with the consent of the committee, a combination of such forms of consideration as provided in the Plan.

     Each share received by Capstone in payment of the purchase price will be valued at its fair market value on the date of surrender.

     Options and other awards granted under the Plan generally are subject to vesting conditions relating to continued service to Capstone. Vesting conditions customarily provide that the award becomes exercisable over time in stages corresponding to length of service as an employee, director or consultant. Options and other awards generally are not transferable by the optionee. Options granted under the Plan generally must be exercised within three months after the end of the optionee’s status as an employee, director or consultant, or within one year in case of disability or death. If an optionee’s status as an employee, director or consultant is terminated for cause, the option terminates immediately.

     The Plan provides for the grant of stock purchase rights and stock bonus rights. Stock purchase rights permit the grantee to enter into an agreement with us to purchase restricted stock, subject to vesting conditions relating to continued service. Unless the committee determines otherwise, the restricted stock purchase agreement will give us the option to repurchase the unvested restricted shares upon the voluntary or involuntary termination of the purchaser’s employment or consulting relationship with our company for any reason, including death or disability. The purchase price for shares repurchased pursuant to a restricted stock purchase agreement, and the rate at which the repurchase right lapses will be determined by the committee and set forth in the restricted stock purchase agreement. We intend that the restricted stock purchase agreement provide that the purchase price for such repurchased shares would be the original price paid by the purchaser.

     The Plan also provides for stock bonuses, which are grants of Common Stock that may be granted as compensation or as bonuses. A person who is offered a stock purchase right, stock bonus right or stock bonus under the Plan will be advised in writing of the terms and conditions related to the offer, including the number of shares that the person will be entitled to receive, the price to be paid (if any), the time within which the person must accept the offer. An offer of a stock purchase right or stock bonus right will be accepted by execution of a restricted stock purchase agreement. In the case of a stock bonus, the offeree will be advised of the manner of acceptance of the offer.

Mergers

     In a merger, the surviving corporation may assume any outstanding options or other awards or may substitute similar stock awards, without accelerating the vesting of outstanding awards. If the surviving corporation does not assume or substitute for outstanding options and other awards, then:

(1)	for participants whose service has not been terminated prior to the merger, awards will become fully vested and exercisable and all restrictions on those awards will lapse at least 10 days before the merger closes, and

(2)	for other participants, outstanding awards will terminate if not exercised before the merger closes.

     If the surviving corporation does assume or substitute for outstanding awards, then a participant’s awards will become immediately fully vested and exercisable if, within nine months after the merger one of the following occurs:

(1)	the surviving corporation terminates the participant’s employee or director status without cause, or

(2)	an employee terminates employment either because the employee’s principal work location moves more than 50 miles from the employee’s existing work location or because there is a material reduction in the employee’s responsibilities.

General Federal Income Tax Consequences

     Tax consequences to the Company and to individuals receiving awards will vary with the type of award. Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an incentive option, a nonqualified option, restricted stock, or stock purchase right. An individual who exercises incentive stock options will not recognize income on exercise. The exercise of an incentive option, however, does give rise to a preference under the alternative minimum tax rules. Provided that the participant holds the stock for at least two years after the incentive option is granted and one year after the date of exercise, the individual will be subject to capital gains tax on the difference between the price paid to exercise the incentive option and the fair market value of the Common Stock at the time it is sold. A rate reduction applies if the Common Stock is held for five years or more. If, however, the stock is sold before the end of the holding period for incentive stock options, as described above, the sale is treated as a “disqualifying disposition” and the individual is taxed at ordinary income rates on the difference between the exercise price of the option and the fair market value of Common Stock at the time of sale.

     An individual will be taxed upon the exercise of a nonqualified option on the difference between the exercise price and the fair market value of Common Stock. This difference is taxed as ordinary compensation income. The individual’s tax basis in Common Stock acquired through a nonqualified option is the exercise price plus the amount of taxable income that is recognized. Any subsequent gain or loss on the sale of the Common Stock is subject to capital gains tax treatment. Reduced capital gains rates apply if the Common Stock is held for at least twelve months after exercise. A further rate reduction is available if the Common Stock is held for five years. Similar capital gains rules apply to a disqualifying disposition of Common Stock acquired through an incentive option.

     The receipt of a stock bonus award will result in ordinary income on the value of the Common Stock at the time of the award. Upon the receipt of a restricted stock award, or the purchase of restricted stock through a stock purchase right, an individual will recognize ordinary income on the fair market value of the Common Stock at the time shares of restricted stock become vested, less the amount paid to purchase the restricted stock. However, an individual may elect to be taxed at the time restricted stock is granted under Section 83(b) of the Internal Revenue Code. The individual’s tax basis in Common Stock acquired through a stock bonus, restricted stock or stock purchase award the amount paid under the award plus the amount of taxable income that is recognized. Any subsequent gain or loss on the sale of Common Stock is subject to capital gains tax treatment. Reduced capital gains rates apply if the Common Stock is held for at least 12 months after the date that the individual realizes ordinary income on the award. A further rate reduction is available if the Common Stock is held for five years.

     The Company does not obtain a tax deduction upon the grant of options or the exercise of an incentive option. Subject to the limitations of Section 162(m) of the Internal Revenue Code, discussed further below, we will be generally allowed to deduct from our taxable income an amount that corresponds to the ordinary income an individual recognizes with respect to the awards available under the Plan at the same time the income is recognized by the individual.

     The Federal income tax consequences described in this section are based on United States laws and regulations currently in effect, and there is no assurance that the laws and regulations will not change in the future and affect the tax consequences of the matters discussed in this section.

Section 162(m) Limitation

     In general, under Section 162(m) of the Internal Revenue Code, income tax deductions of publicly held corporations may be limited to the extent total compensation for certain executive officers in any one year exceeds $1,000,000. For purposes of this general rule, total compensation includes base salary, annual bonus, stock option exercises and non-qualified benefits paid. However, under section 162(m), the deduction limit does not apply to certain performance-based compensation established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options will satisfy the performance-based compensation exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares any person can be granted within a specified period, and the compensation is based solely on an increase in the stock price after the grant date (that is, the option exercise price is at least equal to the fair market value of the stock subject to the award on the grant date). Based on current law, we have structured the Plan so that the remuneration attributable to stock options which meet the requirements of section 162(m) will not be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the IRS or an opinion of counsel regarding this issue.

Specific Modifications to the Plan

     The Board recommends modifying the Plan to increase the total number of shares authorized under the Plan to 13,880,000 from 11,500,000. The 11,500,000 included 7,800,000 shares which were authorized under the 1993 Stock Incentive Plan, and 3,700,000 shares previously authorized under the Plan.

New Plan Benefits

     Awards that will be issued under the Plan will be determined based on the Compensation Committee’s assessment of amounts required to provide appropriate compensation incentives to new and continuing eligible employees. Therefore, the amount of any future awards under the Plan cannot now be determined.

Required Vote for Approval and Recommendation of the Board of Directors

     Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the total votes cast on this proposal in person or by proxy will be required for approval of this proposal. Information regarding the method by which votes will be counted appears on page 1 of this Proxy Statement under the heading “Voting Procedures.”

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE CAPSTONE TURBINE CORPORATION AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN AS AMENDED TO ADD 2,380,000 SHARES.

EXECUTIVE OFFICERS

     The following information with respect to the executive officers of Capstone as of July 16, 2004 was supplied by the respective individuals:

Name	Age	Position
John Tucker	57	President and Chief Executive Officer
Karen Clark	44	Senior Vice President and Chief Financial Officer
John Fink III	45	Senior Vice President of Sales and Service
Michael Redmond	50	Senior Vice President of Engineering and Operations

     The executive officers are chosen annually by the Board, and the term of each executive officer runs until he or she shall resign or be removed or otherwise disqualified to serve or his or her successor is appointed in accordance with Company’s bylaws.

     John Tucker. Mr. Tucker joined Capstone Turbine Corporation in August 2003 as President and Chief Executive Officer, and has been our director since 2003. Prior to coming to Capstone, Mr. Tucker served as the President and Chief Executive Officer of York International Corporation, a global HVAC & R company, from 1999 to 2000 and President and Chief Operating Officer of York International Corporation from 1997 to 1999, and the President of AlliedSignal Aerospace’s Aerospace Equipment Systems business sector, the Chief Executive Officer and Chairman of Daimler Benz Aerospace’s Motoren & Turbine Union operations in Munich, Germany, and the President of AEG-Westinghouse Transportation Systems. Mr. Tucker has a Mechanical Engineering degree from Pennsylvania State University.

     Karen Clark. Ms. Clark joined us in January 2002 as our Chief Financial Officer. Prior to joining Capstone, Ms. Clark was the Chief Financial Officer of PacifiCorp, an electric utility company, from 2000 to 2001. From 1998 to 2000, she served as Senior Vice President of Finance at Sunbeam Corporation, a consumer products company. Before Sunbeam, Ms. Clark was the Vice President of Finance at The Coleman Company, Inc., a consumer products company, from 1997 to 1998. Ms. Clark previously worked in public accounting as a Certified Public Accountant and a Certified Management Accountant. She received her Bachelors degree from Montana State University.

     John Fink, III. Mr. Fink joined us in August 2003 as our Senior Vice President of Sales & Service. Prior to joining Capstone, Mr. Fink was responsible for Sales and Marketing at J&D Associates a vertical carousel manufacturer, from 2002 to 2003. From 1999 to 2000 Mr. Fink was the Vice President of Aftermarket Products for York International, a global HVAC&R company. Mr. Fink was responsible for international marketing, sales and project management for DaimlerChrysler Rail Transportation, a global manufacturer of automated people movers and subway systems, from 1994 to 1998, while living in Berlin, Germany. From 1980 through 1993, his professional career in leadership of sales and service functions spans executive level positions with several industry leading companies; Westinghouse, AEG-Westinghouse Transportation, and ABB-Daimler Benz Transportation. He has a broad range of experience including new product development, outsourcing and licensing. Other experience includes worldwide parts distribution, service and repair operations. Mr. Fink received his Bachelor degree in Marketing from the University of South Carolina.

     Michael Redmond. Mr. Redmond joined us in August 2003 as our Senior Vice President of Operations and Engineering. Prior to joining Capstone, Mr. Redmond spent 15 years at Boeing, manufacturer of commercial jet liners, where he held positions of increasing responsibility including Chief Engineer of Airplane Systems for Boeing’s Next Generation 737 Airplane Development Program. Following his positions at Boeing, Mr. Redmond was Vice President of Engineering and Technology at AlliedSignal Aerospace Equipment Systems, manufacturer of support equipment for aerospace applications from 1996 to 1999. Most recently Mr. Redmond was Vice President of Research and Development at Schweitzer Engineering Laboratories, a manufacturer of digital relays for electric utilities and industrial companies from 2000 to 2003. Mr. Redmond received his Bachelors degree in Mechanical Engineering from the University of Washington, and his M.S. in Management from the Massachusetts Institute of Technology Sloan Fellow Program. He also holds a Program Management Professional certificate from the Program Management Institute.

EXECUTIVE OFFICER COMPENSATION

     The following table discloses compensation received or accrued during the past three fiscal years, by the Chief Executive Officer, three additional executive officers as of March 31, 2004 and one person who was an executive officer of the Company for a portion of Fiscal 2004 (together, the “Named Executive Officers”). The Company changed its fiscal year end from December 31 to March 31 on December 12, 2003. Therefore, year 2004 refers to the year ended March 31, 2004 and years 2002 and 2001 refer to years ended December 31, 2002 and December 31, 2001, respectively.

Summary Compensation Table

					Dollar Value of
					Restricted	Securities
		Annual			Stock	Underlying	All Other
Name and Principal Position		Compensation (1)			Awards (11)	Options	Compensation
	Year	Salary		Bonus
John Tucker	2004	$267,960	(2)	$—	$1,235,000 (3)	2,000,000	$61,340	(4)
President and Chief Executive Officer
Emily Liggett	2004	$182,769		$—	$—	—	$—
Former interim President and	2002	$53,538		$—	$—	3,840,000 (5)	$—
Chief Executive Officer
Karen Clark	2004	$250,000		$—	$—	400,000	$—
Senior Vice President and Chief	2002	$235,096		$—	$—	400,000	$62,868	(6)
Financial Officer
John Fink, III	2004	$121,538	(7)	$—	$—	800,000	$27,824	(8)
Senior Vice President of Sales and Service
Michael Redmond	2004	$121,538	(9)	$—	$—	800,000	$7,876	(10)
Senior Vice President of Engineering and Operations

(1)	The aggregate amount of the perquisites and other personal benefits, securities and property for each of the Named Executive Officers is the lesser of $50,000 or 10% of such officer’s total salary and bonus.

(2)	Mr. Tucker joined the Company in August 2003.

(3)	On August 4, 2003, the Company issued 500,000 shares of restricted Common Stock to Mr. Tucker. The restricted stock is subject to the following vesting provision: One-fourth vests one year after the issuance date and 1/48th vests on the first day of each full month thereafter, so that all shall be vested on the first day of the 48th month after the issuance date; provided, however, that if he is terminated by the Company other than for cause prior to the one-year anniversary of the date of the issuance, 1/48th vests on the one-month anniversary of the issuance date until the termination date.

(4)	Consists of temporary housing allowance and relocation expenses of Mr. Tucker.

(5)	In November 2002, the Company issued 3,840,000 non-qualified Common Stock options outside of the Plan to Ms. Liggett, the Company’s Interim Chief Operating Officer at that time. In July 2003, 3,174,194 unvested options were canceled. A total of 665,806 vested options were exercised.

(6)	Consists of $50,000 as reimbursement for relocation costs and allowances and $12,868 as reimbursement for fees associated with the sale and/or purchase of home and temporary housing of Ms. Clark.

(7)	Mr. Fink joined the Company in August 2003.

(8)	Consists of relocation costs of Mr. Fink.

(9)	Mr. Redmond joined the Company in August 2003.

(10)	Consists of relocation costs of Mr. Redmond.

(11)	Restricted shares awarded are shares of our Common Stock with identical terms, including terms regarding the payment of dividends. The Company does not at this time intend to pay dividends on shares of its Common Stock but should it decide to pay dividends on its Common Stock in the future, the shares represented in this column would participate. As of March 31, 2004, the stock is valued based on the market price of the stock of $2.47.

Compensation Pursuant to Stock Options

     The following table sets forth information relating to option grants during Fiscal 2004 to the Named Executive Officers. No stock appreciation rights were granted to the Named Executive Officers during the fiscal year.

Option Grants During Fiscal 2004

	Number of	Percent of
	Securities	Total Options			Potential Realizable Value
	Underlying	Granted to	Exercise		at Assumed Annual Rates
	Options	Employees in	Price	Expiration	of Stock Price Appreciation
Name	Granted	Fiscal Year (1)	($/Share)(2)	Date (3)	for Option Term (4)
					5%	10%
John Tucker	2,000,000 (5)	34%	$1.18	8/1/2013	$1,484,191	$3,761,232
Karen Clark	400,000 (6)	7%	$1.66	8/25/2013	$417,586	$1,058,245
John Fink, III	800,000 (7)	14%	$1.66	8/25/2013	$835,172	$2,116,490
Michael Redmond	800,000 (7)	14%	$1.66	8/25/2013	$835,172	$2,116,490
Emily Liggett	—	—	—	—	—	—

(1)	Options to purchase an aggregate of 5,910,809 shares of Common Stock were granted to employees, including the Named Executive Officers, during Fiscal 2004.

(2)	The exercise price of each option is equal to the fair market value of Common Stock on the date of the grant.

(3)	Options granted have a term of 10 years.

(4)	Potential realizable values are based on assumed annual rates of return and are included pursuant to the rules of the SEC and do not represent a prediction of future stock price. Actual stock prices will vary from time to time based upon market factors and Capstone’s financial performance. No assurances can be given that these appreciation rates will be achieved.

(5)	Options granted outside the Plan and subject to the following vesting provision: one-fourth vests one year after the issuance date and 1/48th vests on the first day of each full month thereafter, so that all shall be vested on the first day of the 48th month after the issuance date; provided, however, that if Mr. Tucker is terminated by the Company other than for cause prior to the one-year anniversary of the date of the issuance, 1/48th vests on the one-month anniversary of the issuance date until the termination date.

(6)	Options granted pursuant to the Plan.

(7)	Options granted outside the Plan and subject to the following vesting provision: one-fourth vests one year after the issuance date and 1/48th vests on the first day of each full month thereafter, so that all shall be vested on the first day of the 48th month after the issuance date.

Option Exercises and Fiscal Year End Option Values

     The following table provides information on option exercises in Fiscal 2004 by the Named Executive Officers and the value of such officers’ unexercised options at March 31, 2004.

			Number of Securities
	Shares		Underlying Unexercised		Value of Unexercised In-the-
	Acquired		Options at 3/31/04		Money Options at 3/31/04 (2)
	on	Value
Name	Exercise	Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable
John Tucker	—	$—	—	2,000,000	$—	$2,580,000
Karen Clark	—	$—	211,458	588,542	$12,688	$340,313
John Fink, III	—	$—	—	800,000	$—	$648,000
Michael Redmond	—	$—	—	800,000	$—	$648,000
Emily Liggett	665,806	$973,208	—	—	$—	$—

(1)	The value realized is determined by subtracting the exercise price from the fair market value of the Common Stock on the exercise date multiplied by the number of shares acquired on exercise.

(2)	Based upon the market price of $2.47 per share, which was the closing price per share of Common Stock on the NASDAQ National Market on the last day of Capstone’s Fiscal 2004, less the option exercise price per share.

Employment Contracts, Termination of Employment and Change in Control Agreements

     In October 2002, the Company entered into a Transition Agreement and Mutual Release (the “Transition Agreement”) with Dr. Ake Almgren. On February 27, 2003, the Board accepted Dr. Almgren’s resignation as President and Chief Executive Officer and a member of the Board. He continued as an employee and a senior advisor to the Company through May 6, 2003. Under the Transition Agreement, Dr. Almgren continued to receive his monthly salary for six months through May 6, 2003, which totaled $185,000, and received incentive consideration of $100,000 upon executing a Supplemental Release and $185,000, payable in equal installments, less applicable withholding taxes, during the twelve-month period following his separation as an employee. In May 2003, the Company entered into a consulting agreement with Dr. Almgren, which provides payment of $5,921 monthly in arrears for 38 months through June 2006 and continued vesting of his stock options though June 2006. Dr. Almgren’s payment will be reduced by 50% if he engages in any full-time employment.

     Ms. Liggett was offered the position of interim Chief Operating Officer in November 2002 and the Company entered into an agreement with Ms. Liggett (the “Interim Agreement”). In February 2003, Ms. Liggett was named interim President and Chief Executive Officer. Under the Interim Agreement, the Company agreed to pay Ms. Liggett a salary of $40,000 per month, and provided for her temporary living expenses and granted her a stock option for 3,840,000 shares of Common Stock, which vested at a rate of 80,000 shares per month during her period of employment with the Company. Vesting was pro-rated for partial months of employment. In July 2003, Ms. Liggett’s employment was terminated. In July 2003, 3,174,194 unvested options were canceled. A total of 665,806 vested options were exercised at $1.01 per share.

     The Board of Directors adopted the Change of Control Severance Plan (the “Severance Plan”) as of April 24, 2002. The Severance Plan is applicable to each member of management (“Executive”) designated by the Board. Mr. Tucker, Ms. Clark, Mr. Fink, Mr. Redmond and Ms. Sharon Faltemier (Vice President of Human Resources) are currently the designees under the Severance Plan. Pursuant to the Severance Plan, in the event that an Executive is “involuntarily terminated” within twelve (12) months of a change of control, such Executive is entitled to receive from the Company an amount equal to such Executive’s annual base salary plus the cash incentive compensation for the year in which the effective date for the change in control occurs. In addition, pursuant to COBRA, the Company will continue to pay for such Executive’s health care coverage as it then exists under the Company’s medical and dental plans for 12 months post termination. “Involuntary Termination” under the Severance Plan is defined as involuntary dismissal or discharge by the Company for reasons other than misconduct, or such Executive’s voluntary resignation following: (i) a change in position with the Company which reduces his or her level of responsibility; (ii) any reduction in his or her level of compensation (including base salary, fringe benefits, participation in any plans and target bonuses under any corporate-performance based bonus or incentive programs); or (iii) a relocation of such Executive’s place of employment by more than fifty miles, provided such change, reduction or relocation is effected without the Executive’s consent.

     In addition, the Company adopted the Capstone Turbine Corporation Severance Pay Plan (the “Severance Pay Plan”) in May 2002. In February 2003, the Severance Pay Plan was amended to provide that each member of management reporting to the CEO and/or the President whose employment is involuntarily terminated without cause is entitled, upon signing a release, to an amount equal to such person’s salary for six months.

     The Company has entered into indemnification agreements with its officers and directors containing provisions which may require the Company, among other things, to indemnify its officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

     In addition, under the Plan, certain events, such as a change in control, can trigger acceleration of options held by participants under the Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of Capstone’s shares of Common Stock as of July 20, 2004 by: (i) each person known by Capstone to be the beneficial owner of five percent or more of Capstone’s Common Stock (“Five Percent Owners”); (ii) each director and each Named Executive Officer; and (iii) Capstone’s directors and executive officers as a group. Capstone has relied upon information supplied by its directors, Named Executive Officers and other executive officers.

	Number of Shares
Names**	Beneficially Owned(1)		Percent Owned (2)
John Tucker	1,041,667	(3)	1.2%
Karen Clark	356,594	(4)	*
John Fink, III	201,000	(5)	*
Michael Redmond	200,000	(6)	*
Eliot Protsch	1,499,377	(7)	1.7%
Carmine Bosco	13,491	(8)	*
Richard Donnelly	28,691	(9)	*
John Jaggers	158,674	(10)	*
Eric Young	88,321	(11)	*
Emily Liggett	—	(12)	—
Executive officers and directors as a group (9 persons)	3,587,815	(13)	4.21%

*	Less than 1%.

**	Unless otherwise indicated, the address of each person listed is c/o Capstone Turbine Corporation, 21211 Nordhoff Street, Chatsworth, California 91311.

(1)	Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock listed in this table for a particular person or group includes the shares of Common Stock that such person or group had the right to acquire on or within 60 days after July 20, 2004, including, but not limited to, upon exercise of options.

(2)	For each individual and group included in the table, percentage ownership is calculated by dividing the sum of the number of shares beneficially owned by such person or groups as described above by 84,727,631 shares of Common Stock, which is the total number of outstanding shares of Common Stock as of July 20, 2004, and the number of shares of Common Stock that such person or group had the right to acquire on or within 60 days of July 20, 2004, including but not limited to upon exercise of options.

(3)	Includes options exercisable for 541,667 shares within 60 days of July 20, 2004.

(4)	Includes options exercisable for 353,125 shares within 60 days of July 20, 2004.

(5)	Includes options exercisable for 200,000 shares within 60 days of July 20, 2004.

(6)	Includes options exercisable for 200,000 shares within 60 days of July 20, 2004.

(7)	Includes options exercisable for 27,891 shares within 60 days of July 20, 2004.

(8)	Includes options exercisable for 13,491 shares within 60 days of July 20, 2004.

(9)	Includes options exercisable for 20,691 shares within 60 days of July 20, 2004.

(10)	Includes options exercisable for 35,091 shares within 60 days of July 20, 2004.

(11)	Includes options exercisable for 35,091 shares within 60 days of July 20, 2004.

(12)	Information provided is based on the latest available public information.

(13)	Includes options exercisable for 1,427,047 shares within 60 days of July 20, 2004 (see footnotes 3-11).

AUDIT COMMITTEE REPORT*

     Our management is responsible for the integrity of the Company’s financial statements, as well as its accounting and financial reporting process, principles and internal controls to assure compliance with accounting standards and applicable laws and regulations. Our independent accountants have the primary responsibility for performing an independent audit of our financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted auditing standards and to issue a report on its audit. Members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect to auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to below do not assure that the audit of Capstone’s financial statements are presented in accordance with generally accepted accounting principles or that Deloitte & Touche LLP is in fact ‘independent.’ The role of the Audit Committee is to monitor and oversee these processes on behalf of the Board. In addition, the Audit Committee selects our independent accountants.

     In this context, the Audit Committee has reviewed and discussed the audited financial statements of Capstone contained in Capstone’s Annual Report on Form 10-K as of and for the year ended March 31, 2004 with management and Deloitte & Touche LLP. The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from Capstone.

     In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the independent auditors. Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K as of and for the year ended March 31, 2004 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Eric Young, Chairman
Richard Donnelly
John Jaggers

*	The information contained in this report shall not be deemed to be “soliciting material” or “filed” or subject to Regulation 14A other than as provided in SEC regulation S-K, Item 306 or incorporated by reference in any filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

Fees Paid to Independent Auditor

	2004	2002
Audit Fees (1)	$398,000	$357,000
Audit-Related Fees (2)	33,000	13,000
Tax Fees (3)	51,000	109,000
All Other Fees (4)	—	5,000

	$482,000	$484,000

(1)	Includes the aggregate fees billed for professional services rendered by Deloitte & Touche LLP for the audit of the Company’s annual financial statements for the year ended March 31, 2004 and year ended December 31, 2002 and the review of the financial statements included in Capstone’s Quarterly Reports on Form 10-Q for 2004 and 2002. The fees billed for the transition period of January 1, 2003 to March 31, 2003 are included in the 2004 fees.

(2)	Includes the aggregate fees billed by Deloitte & Touche LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees”. Audit-related services include fees for consents required to be filed with the Securities and Exchange Commission in connection with registration statements and for the audit of employee benefit plans.

(3)	Includes the aggregate fees billed by Deloitte & Touche LLP for professional services for tax compliance, tax advice and tax planning. Tax Fees include tax preparation and tax planning, advice and consultations.

(4)	Includes the aggregate fees for services rendered by Deloitte & Touche LLP for products and services, other than the services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” All other fees in 2002 include consultations on Sarbanes-Oxley Act.

     The Audit Committee has implemented procedures for the advance approval of all audit and non-audit services to be performed by the independent auditor. The procedures require that the Audit Committee approve all services prior to the commencement of work. Unless the specific service has been pre-approved in accordance with the Audit Committee’s charter with respect to the current year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee considers whether the proposed provision of any non-audit services by the independent auditors is compatible with maintaining the auditor’s independence. The Audit Committee consults with management prior to the Company’s engagement of the independent auditors for all audit and non-audit services. The Audit Committee may delegate its authority to pre-approve audit and non-audit services to the Chair of the Audit Committee provided that the pre-approval decisions of the Chair are subsequently presented at the next Audit Committee meeting. The Audit Committee approved in accordance with applicable law all of the audit and non-audit services performed by Deloitte & Touche LLP during Fiscal 2004.

     The Audit Committee of our Board of Directors has considered whether the provision of the information technology services and non-audit services is compatible with maintaining the independence of Deloitte & Touche LLP.

COMPENSATION COMMITTEE
REPORT ON EXECUTIVE COMPENSATION*

     Capstone’s Compensation Committee’s (the “Committee”) basic responsibility is to review the performance and development of the Company’s management in achieving corporate goals and objectives and to assure that executives are compensated in terms of salaries, supplemental compensation and benefits in a manner that is internally equitable and externally competitive.

General Policies Regarding Compensation of Executives

     In establishing compensation for executives, the Committee seeks to:

•	Attract and retain individuals of superior ability and managerial talent by offering total compensation that is competitive with a group of specifically identified peer companies that are of comparable size within similar industries (“Peer Group”) and other companies with which the Company competes for executive talent;

•	Link incentive compensation to achievement of specific key strategic and financial performance goals; and

•	Align the interests of executives with those of Capstone’s stockholders by providing executives with long-term equity incentives in the form of restricted stock or stock options.

Determination of Compensation of Executive Officers for Fiscal 2004

     The Committee determines executive compensation with the assistance of the Company’s Human Resources Department that works with an independent consulting firm that provides the Committee with data and recommendations based on Peer Group analysis. The Committee also takes into consideration certain other companies because the Company competes for executive talent with those companies. During the fiscal year ended March 31, 2004, the Company’s executive compensation program was comprised of base salary and long-term, equity based compensation.

     Base Salary. The Compensation Committee set the base salaries of its executives for fiscal 2004 based on: (i) salary levels at Peer Group and other relevant companies; (ii) the experience, expertise and level of each executive’s responsibility; and (iii) individual performance. Individual base salaries are reviewed at least annually and salary increases may be granted based on each executive’s performance.

     Long-term, Equity Based Compensation. Stock options are an important component of the total compensation of executives, and are designed to align the interests of each executive with those of the stockholders by providing compensation based on corporate performance. Each year the Committee considers the grant to executives of stock option awards under the Company’s 2000 Equity Incentive Plan. The Company’s standing policy is to assess the grant of additional stock option awards to its executives annually. The option grants generally utilize four year vesting periods to encourage executives to continue contributing to the Company. The number of stock option shares that are granted to individual executives is, in part, based on independent survey data reflecting competitive stock option practices and based upon the executive’s tenure, level of responsibility and relative position in the Company, as well as, an assessment of the executive’s achieved performance goals and objectives and the extent of an executive officer’s equity ownership in Capstone. Stock options are granted at 100% of the stock’s fair market value on the grant date.

     Bonus Compensation. The Compensation Committee views bonus compensation as an important component of the total compensation for senior management. While senior management has been offered bonus compensation, since 2002, those eligible to receive payments have declined the bonuses. Current senior management has informed the Committee that they intend to decline any bonuses for fiscal 2005.

     Chief Executive Officer Compensation. Mr. Tucker joined the Company in August 2003. His compensation package includes base salary of $400,400, restricted stock award of 500,000 shares of Common Stock and 2,000,000 stock options. In evaluating Mr. Tucker’s annual compensation, the Compensation Committee will consider such matters as Mr. Tucker’s performance in leading and developing Capstone and market rate compensation factors for companies in similar business situations.

Compensation Committee

John Jaggers, Chairman
Eliot Protsch
Carmine Bosco

*	The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in any filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that it be treated as soliciting material or incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

STOCK PERFORMANCE GRAPH*

     The graph below compares the cumulative total stockholder return on Capstone’s Common Stock with the cumulative total return of the Nasdaq Index and a peer group of small capitalization power technology companies (“SCPT”)(1). The stock price performance shown in the graph below is not indicative of potential future stock price performance. The Company believes that the Nasdaq Index and the SCPT provide an appropriate measure of the Company’s stock price performance.

     The graph assumes an initial investment of $100 and reinvestment of quarterly dividends. No cash dividends have been declared on shares of the Company’s Common Stock.

*	The information contained in this Stock Performance Graph section shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in any filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that it be treated as soliciting material or incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

	CPST	Nasdaq	SCPT (1)
Jun-00	100	100	100
Dec-00	62	62	61
Jun-01	49	54	51
Dec-01	12	49	26
Jun-02	4	37	17
Dec-02	2	34	10
Jun-03	3	41	11
Dec-03	3	50	17
Jun-04	5	51	17

(1)	The SCPT consists of the following companies, all traded on the NASDAQ National Market, (except Beacon Power Corp. (BCON) trades on the NASDAQ SmallCap Market): Active Power, Inc. (ACPW), BCON, FuelCell Energy, Inc. (FCEL) and Plug Power, Inc. (PLUG).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

     In May 2003, the Company entered into a consulting agreement with Dr. Almgren, the Company’s former President and Chief Executive Officer, which provides payment of $5,921 monthly in arrears for 38 months through June 2006. His payment will be reduced by 50% if he engages in any full-time employment. His stock options will also continue to vest through June 2006.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

     To Capstone’s knowledge, based on its review of the copies of reports furnished to Capstone and written representations from Capstone’s executive officers, directors and persons who own more than ten percent of a registered class of Capstone’s equity securities during the fiscal year ended March 31, 2004, all holdings and reportable transactions by such executive officers, directors and ten percent stockholders in Company securities were reported on a timely basis pursuant to Exchange Act Section 16(a) filing requirements.

Code of Business Conduct and Code of Ethics

     The Company has adopted a Code of Business Conduct that applies to all directors, officers and employees of the Company. All directors, officers and employees of the Company are expected to be committed to the highest standards of honest, ethical and legal behavior. In addition, the Company has adopted a Code of Ethics that applies to the Chief Executive Officer, the Chief Financial Officer and senior financial officers of the Company. The Code of Ethics addresses the unique role of these officers in corporate governance. Each officer subject to the Code of Ethics is subject to, and has agreed to abide by, the Code of Business Conduct.

Corporate Governance Principles

     The Company takes corporate governance responsibilities very seriously. In July 2004, the Board adopted Corporate Governance Principles to address the Board’s governance role and functions. The Corporate Governance Principles describe the role of the Board and provide a framework for, among other things, issues such as director selection and qualifications, director compensation, Board meetings, selection of the Chief Executive Officer and director orientation and continuing education. The Board will review the Company’s Corporate Governance Principles on an annual basis or more often, if necessary.

Available Information

     Capstone is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by Capstone may be inspected without charge and copies obtained upon payment of prescribed fees from the Public Reference Section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, or at one of the SEC’s regional offices. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. In addition, regional office information as well as the filings made by Capstone with the SEC may be accessed by way of the SEC’s Internet address, http://www.sec.gov.

     Capstone will provide without charge to each person to whom a copy of the proxy statement is delivered, upon the written request of any such person, additional copies of Capstone’s Form 10-K for the period ended March 31, 2004, including the related financial statements and a list of exhibits to the Form 10-K. Requests for such copies should be addressed to: Capstone Turbine Corporation, 21211 Nordhoff Street, Chatsworth, California 91311, Attn: Investor Relations.

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF
CAPSTONE TURBINE CORPORATION

     This Audit Committee Charter (“Charter”) has been adopted by the Board of Directors (the “Board”) of Capstone Turbine Corporation (the “Company”). The Audit Committee of the Board (the “Committee”) shall review and reassess this Charter annually and recommend any proposed changes to the Board for approval. This Charter, as adopted in amended form on January 27, 2004, shall become effective immediately, except as otherwise provided herein.

ARTICLE I.

Purpose

     The primary purpose of the Committee is to oversee the accounting and financial reporting processes and the audits of the financial statements of the Company. The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board. The Committee shall maintain free and open communication with the independent auditors, the internal auditors (as referred to herein, if applicable) and Company management and shall have the authority to communicate directly with the independent auditors as well as any employee of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company’s accounting, auditing, internal control or financial reporting practices appropriate to fulfilling its responsibilities contained in this Charter, with full access to all Company books, records, facilities and personnel. The Committee may retain outside counsel, auditors or other advisors as it deems necessary to carry out its duties.

ARTICLE II.

Composition of Committee and Qualification of Members

     The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member’s individual exercise of independent judgment.

     Each Committee member shall meet the independence and financial literacy requirements for serving on audit committees all as set forth in the applicable rules of The Nasdaq Stock Market, Inc. (“Nasdaq”) no later than the 2004 annual meeting of the stockholders of the Company. Each committee member shall also meet the audit committee requirements of the rules and regulations of the Securities and Exchange Commission (“SEC”). A member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board or another committee of the Board, accept any consulting, advisory or other compensatory fee other than for services as a director or committee member from the Company or be an affiliated person of the Company or any subsidiary of the Company. Each Committee member must also meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)). Each Committee member must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication and which results in the individual meeting the qualifications of an “audit committee financial expert” contained in Item 401(h) of SEC Regulation S-K.

     One member of the Committee shall be appointed as Chair. The Chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas and making regular reports to the Board. The Chair will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit. The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditors, management and the internal auditors.

ARTICLE III.

Responsibilities and Authority

     Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its role of overseeing the accounting and financial reporting processes and the audits of Company financial statements are described below.

     The Committee shall have the authority to and/or shall be responsible for:

(1)	The selection and appointment, compensation, retention and oversight of the work of any independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (including the resolution of disagreements between management and the auditors regarding financial reporting) (subject to the exemptions provided in Exchange Act Rule 10A-3(c)). Such auditors must report directly to the Committee and will be ultimately accountable to the Board and the Committee, as representatives of the stockholders (subject to the exemptions provided in Rule 10A-3(c)). The Company must be audited by an independent auditor that has complied with the “peer review” requirements of the Nasdaq rules.

(2)	Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

(3)	Ensuring that the Committee obtains from the independent auditors a formal written statement describing all relationships between the auditors and the Company annually, consistent with Independence Standards Board Standard No. 1. In addition, the Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and shall take, or recommend that the full Board take, appropriate actions to oversee and satisfy itself as to the independence of the outside auditors. In connection with considering the independence of the independent auditors, the Committee shall (i) request detail on any matters that may affect the auditor’s independence as well as the role and status of any individual at the audit firm whose independence may be in question, and (ii) inquire whether the independent auditors have reasonable quality control procedures to ensure compliance by them with all independence requirements.

(4)	Considering whether the proposed provision of any non-audit services by the independent auditors is compatible with maintaining the auditors’ independence. If the Committee determines that such proposed non-audit services are compatible with the independent auditors’ independence, it may approve the provision of such services, subject to restrictions under applicable law or Nasdaq rules.

(5)	Pre-approving all audit and non-audit services to be performed for the Company by the independent auditors. In performing this function, the Committee shall consult with management prior to the Company’s engagement of the independent auditors for such services. The Committee may delegate its authority to pre-approve audit and non-audit services to the Chair of the Committee provided that the pre-approval decisions of the Chair are subsequently presented to the Committee at the next Committee meeting.

(6)	Reviewing the audited financial statements and the quarterly financial results and discussing them with management and the independent auditors. These discussions shall include any significant changes to the Company’s accounting principles, the matters required to be discussed under Statement of Auditing Standards No. 61 and the consideration of the quality of the Company’s accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded) and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K. The Committee shall review and resolve any disagreements among management and the independent auditors or the internal auditing department in connection with the preparation of the audited financial statements or the quarterly financial statements.

(7)	Issuing annually a report to the stockholders to be included in the Company’s proxy statement as required by the rules of the SEC.

(8)	Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors with full access to the Committee (and the Board) to report on any and all appropriate matters.

(9)	Regularly consulting with the independent auditors out of the presence of management about internal controls, the completeness and accuracy of the Company’s financial statements and other appropriate matters.

(10)	Considering any significant changes to the Company’s accounting principles and practices as recommended by the independent auditors, management or the internal auditing department and reviewing any required disclosure to the Company’s financial statements of significant changes in accounting principles and practices.

(11)	Reviewing and discussing with management, prior to release, the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP financial information, as well as financial information and earnings guidance provided to analysts and rating agencies.

(12)	Reviewing and discussing with management any audit opinion provided by the independent auditors. If any such audit opinion contains a going concern qualification, the Committee shall advise management to make a public announcement through the news media disclosing the receipt of such qualification not later than seven calendar days following the filing of such audit opinion in a filing with the SEC and, prior to such announcement, to provide the text of such announcement to the StockWatch section of Nasdaq’s MarketWatch Department.

(13)	Discussing with a representative of management and the independent auditors: (1) the interim financial information contained in the Company’s Quarterly Report on Form 10-Q prior to its filing, (2) the earnings announcement prior to its release (if practicable), and (3) the results of the review of such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Committee chair in person or by telephone.)

(14)	Overseeing internal audit activities, including discussing with management and the internal auditors the internal audit function’s organization, objectivity, responsibilities, plans, results, budget and staffing.

(15)	Discussing and reviewing with management, the internal auditors and the independent auditors, in connection with each annual or quarterly report filed with the SEC, the quality and adequacy of and compliance with the Company’s internal controls. This should include a discussion of any significant deficiencies in the design or operation of internal controls and any fraud, whether or not material, that includes management or other employees who have a significant role in the Company’s internal controls. On an annual basis, the Committee shall obtain a written report from management that describes management’s own assessment of the effectiveness of such internal controls.

(16)	Following completion of the annual audit, reviewing separately with each of management, the independent auditors and the internal auditing department any significant difficulties encountered during the course of the audit raised by the independent auditors, management or the internal auditing department, including any restrictions on the scope of work or access to required information.

(17)	Reviewing with the independent auditors and management the extent to which changes or improvements in financial or accounting practices suggested by the auditors, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

(18)	Discussing with management and/or the Company’s general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company’s financial statements, and any material reports or inquiries from regulatory or governmental agencies.

(19)	Reviewing all reports concerning any fraud or significant regulatory noncompliance that occur at the Company. This review should include at a minimum consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future and the impact on previously issued financial statements and reports filed with governmental authorities.

(20)	Meeting separately with each of management and the independent auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

(21)	Cooperating with management, the Board and the Company’s legal counsel to ensure that the Company discloses in its proxy statement for its annual meeting of the stockholders whether the Committee members are independent as described in this Charter and as defined by the applicable rules and regulations of the SEC and the applicable Nasdaq listing standards, as well as certain information regarding any director of the Committee who is not independent.

(22)	Ensuring that the Company certifies to Nasdaq that it has, and will continue to have, at least one member of the Committee who is an “audit committee financial expert” or otherwise has past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication, as required by the applicable Nasdaq rules, and ensuring that the Company certifies annually that it has adopted a formal, written Audit Committee Charter and that the Committee has reviewed and reassessed the adequacy of the Charter.

(23)	Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters (subject to the exemptions provided in Rule 10A-3(c)). The Committee established such procedures pursuant to the “Employee Complaint Procedures for Accounting and Auditing Matters.”

(24)	Engaging independent counsel and other advisors as the Committee determines necessary to carry out its duties (subject to the exemptions provided in Rule 10A-3(c)).

(25)	Determining the amount of appropriate funding that the Company must provide for the payment of: (i) compensation to independent auditors engaged for the purpose or preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisers engaged by the Committee under paragraph (24), above and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties (subject to the exemptions provided in Rule 10A-3(c)).

(26)	Approving all “related party transactions,” as defined in SEC Regulation S-K, Item 404.

(27)	Discussing with management and the independent and internal auditors the Company’s major financial risk exposure and the steps management and the independent and internal auditors have taken to monitor and control such exposure, including the Company’s risk assessment and risk management policies.

(28)	Adopting written procedures for the confidential receipt, retention and consideration of any report of evidence of a “material violation,” as that term is defined by 17 C.F.R. 205.2(m), pursuant to the standards of professional conduct for attorneys appearing and practicing before the SEC in the representation of an issuer under 17 C.F.R. 205.3. The Committee shall also have the authority and responsibility to undertake all of the duties of a “qualified legal compliance committee,” as that term is defined by 17 C.F.R. 205.2(k), including informing the Company’s chief legal officer and CEO of any report of evidence of a “material violation,” determining whether an investigation is necessary and, at the conclusion of any investigation, recommending an appropriate response and informing the chief legal officer, the CEO and the Board of results of any investigation and the appropriate remedial measures to be adopted. The Committee shall also have the authority and responsibility, acting by majority vote, to take all other associated appropriate action.

     The Committee’s job is one of oversight and the Committee is not responsible for preparing the financial statements, implementing or monitoring the effectiveness of internal controls or auditing the financial statements. Management is responsible for the preparation of the Company’s financial statements and for implementing internal controls and the independent auditors are responsible for auditing the financial statements. The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company’s accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its stockholders and others.

ARTICLE IV

Annual Performance Evaluation

     The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee will conduct an annual self-evaluation to determine whether it is functioning effectively. The Committee will receive comments from all directors and report annually to the Board with an assessment of its performance. The assessment will focus on the Committee’s contribution to the Company and specifically focus on areas in which the Board believes the Committee could improve.

APPENDIX B

CHARTER OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
OF
CAPSTONE TURBINE CORPORATION

     This Compensation Committee Charter (“Charter”) has been adopted by the Board of Directors (the “Board”) of Capstone Turbine Corporation (the “Company”). This Charter, as adopted in amended form on January 26, 2004, shall become effective immediately, except as otherwise provided herein.

ARTICLE I.

Purpose

     The Compensation Committee (the “Committee”) of the Company is appointed by the Company’s Board to discharge the Board’s responsibilities relating to the director and officer compensation plans, policies and programs of the Company.

ARTICLE II.

Composition

     The Committee shall be comprised of three or more directors, as determined by the Board. The members of the Committee shall be appointed and may be removed by the Board on the recommendation of the Nominating and Corporate Governance Committee. Each member of the Committee must be an independent director and be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee. Additionally, effective no later than the 2004 annual meeting of the stockholders of the Company, each Committee member shall: (i) satisfy the independence requirements under the listing standards of The Nasdaq Stock Market (“Nasdaq”), (ii) be “non-employee directors” as defined by Rule 16b-3 under the Securities Exchange Act of 1934, and (iii) be “outside directors” as defined in section 162(m) of the Internal Revenue Code of 1986.

ARTICLE III.

Meetings

     The Committee will meet at least four times annually, and also as often as the members deem necessary to perform the Committee’s responsibilities or as circumstances require. The Committee should, as often as it determines is necessary, reasonable or appropriate, meet with the executive officers of the Company and other members of management in separate executive sessions to discuss any matters that the Committee or any of these persons believe should be discussed privately. The Committee shall keep minutes of its actions.

     The Committee may set its own rules of procedure and may delegate authority to subcommittees of its members. The Committee may also delegate to the chief executive officer of the Company (“CEO”) the authority to make, within the framework of the Committee’s compensation philosophy or objectives that it has adopted from time to time, compensation decisions with respect to non-executive employees of the Company. Such delegation may include the authority to make equity incentive awards to such non-executive employees pursuant to the equity incentive arrangements that have been duly adopted by the Company.

ARTICLE IV.

Committee Authority and Responsibilities

1.	The Committee is generally responsible for the following: (i) setting the total compensation package, including equity and non-equity incentives, for the CEO (without the presence of the CEO during voting or related deliberations) and the other executive officers of the Company, (ii) reviewing and advising the CEO with respect to compensation, including equity and non-equity incentives for key non-executive management employees of the Company, (iii) making recommendations to the Board regarding the Company’s overall equity-based incentive compensation programs, (iv) administering and granting awards under the Company’s equity-based incentive programs (the Committee shall have, in regard to the administration of the Company’s equity-based incentive programs, all powers possessed by the Board), (v) consistent with paragraph 2 of this Article, administering a performance review process for the CEO and other executive officers, (vi) reviewing and advising the CEO with respect to a review process for key non-executive management team members, and (vii) with the CEO, overseeing a key non-executive management development program.

2.	The Committee shall annually review and approve corporate goals and objectives relevant to executive officer compensation, evaluate the executive officers’ performance in light of those goals and objectives, and approve, or recommend to the independent directors the approval of, the executive officer compensation levels based on this evaluation. In determining the long-term incentive component of executive officer compensation, the Committee will consider the Company’s performance and relative stockholder return, the value of similar incentive awards to executive officers at comparable companies and the awards given to the executive officers in past years.

3.	The Committee shall make regular reports to the Board at least annually and will propose any necessary action to the Board. The Committee shall produce an executive compensation report for inclusion in the Company’s proxy solicitation for its annual stockholders meeting as the Compensation Committee Report.

4.	The Committee shall have the authority to the extent it deems necessary or appropriate to retain a compensation consultant to assist in the evaluation of director, CEO or executive officer compensation. The Committee shall have sole authority to retain and terminate any such consulting firm, including sole authority to approve the consultant’s fees and other retention terms. The Committee shall also have authority, to the extent it deems necessary or appropriate, to obtain advice and assistance from legal, accounting or other advisors. The Company will provide for appropriate funding, as determined by the Committee, for the payment of compensation to any consulting firm or other advisors employed by the Committee.

ARTICLE V

Annual Performance Evaluation

     The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee will conduct an annual self-evaluation to determine whether it is functioning effectively. The Committee will receive comments from all directors and report annually to the Board with an assessment of its performance. The assessment will focus on the Committee’s contribution to the Company and specifically focus on areas in which the Board believes the Committee could improve.

APPENDIX C

CHARTER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OF THE BOARD OF
DIRECTORS
OF
CAPSTONE TURBINE CORPORATION

     This Nominating and Corporate Governance Committee Charter (the “Charter”) has been adopted by the Board of Directors (the “Board”) of Capstone Turbine Corporation (the “Company”). This Charter, as adopted in amended form on January 27, 2004, shall become effective immediately, except as otherwise provided herein.

ARTICLE I.

Purpose

     The purpose of the Nominating and Corporate Governance Committee (the “Committee”) is to discharge the Board’s responsibilities relating to the nominations process and in the area of corporate governance.

ARTICLE II.

Organization and Composition

     The Committee shall consist of no fewer than three members of the Board. All members of the Committee shall be appointed by the Board, shall be independent of the Company and its affiliates, shall have no relationship to the Company or its affiliates that may interfere with the exercise of their independence and shall additionally, effective no later than the 2004 annual meeting of the stockholders of the Company, be deemed “Independent Directors” as defined in Marketplace Rule 4200 of the rules of The Nasdaq Stock Market, Inc. (“Nasdaq”).

     The Board will designate one member of the Committee to serve as its Chair. The Committee will meet no less than two times a year. Special meetings may be convened as required. The Chair of the Committee shall report orally to the full Board on the results of these meetings. The Committee may invite other Directors, Company management and such other persons as the Committee deems appropriate in order to carry out its responsibilities to its meetings. The Committee shall maintain written minutes of Committee meetings. The Committee may form and delegate authority to subcommittees when appropriate.

ARTICLE III.

Roles and Responsibilities

The Committee has the following duties:

Corporate Governance Generally

•	Consider principles of corporate governance and recommend them to the Board for its consideration and approval;

•	Review and recommend any changes to the principles of corporate governance and the Company’s Code of Business Conduct and Code of Ethics for Senior Financial Officers and the Chief Executive Officer, as and when approved by the Board, to ensure that they remain relevant and are being complied with;

•	Ensure that the Company’s Code of Business Conduct applies to all directors, officers and employees of the Company, complies with the definition of a “code of ethics” as set out in the Sarbanes-Oxley Act of 2002 and the regulations promulgated thereunder, is publicly available and provides for an appropriate enforcement mechanism;

•	Refer to the Board, for its consideration and approval or disapproval, any requests for waivers of the Code of Business Conduct or Code of Ethics;

•	Periodically review the succession plan for the Chief Executive Officer and other corporate officers as appropriate; and

•	Review the Company’s reporting channels and processes for providing information to the Board for the quality and timeliness of the information received.

Board Composition, Evaluation and Nominating Activities

•	Review the composition and size of the Board and determine the criteria for Board membership including issues of character, judgment, diversity, age, expertise, corporate experience and the like;

•	Review annually the composition of the Board to ensure that a majority of the members are Independent Directors in accordance with Nasdaq Marketplace Rule 4200;

•	Evaluate the Board annually to determine whether the Board functions effectively by soliciting comments from all directors, provide a verbal report to the Board annually of the Committee’s findings and assessment of Board performance and, in such report, focus on the Board’s contributions to the Company and provide recommendations for improvement;

•	Consider and recommend candidates to fill new positions or vacancies on the Board, review any candidates recommended by stockholders in accordance with the bylaws and provide a process for receipt and consideration of any such recommendations and any other communications received from stockholders;

•	Evaluate the performance of current Board members proposed for reelection and recommend the Director nominees each year for approval by the Board and the stockholders; and

•	Retain and terminate any search firm to be used to identify Board candidates and approve the search firm’s fees and other retention terms. The Committee shall have the sole authority to undertake this task.

Board Committees

•	Periodically review the charter and composition of each Board committee and make recommendations to the Board for the creation of additional Board committees or for the change in mandate or dissolution of Board committees;

•	Evaluate Board committees annually to determine whether the Board committees function effectively by soliciting comments from all directors, provide a verbal report to the Board annually of the Committee’s findings and assessment of Board committee performance and, in such report, focus on Board committees’ contributions to the Company and provide recommendations for improvement; and

•	Recommend to the Board persons to be members of the various Board committees, taking into consideration the applicable Nasdaq rules on committee composition.

Conflicts of Interest

•	Consider questions of possible conflicts of interest of Board members and of corporate officers; and

•	Review actual and potential conflicts of interest of Board members and corporate officers.

Other

•	Ensure that the Company certifies to Nasdaq that it has adopted a formal, written Nominating and Corporate Governance Charter addressing the nominations process and such related matters as may be required under the federal securities laws.

ARTICLE IV

Annual Performance Evaluation

     The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee will conduct an annual self-evaluation to determine whether it is functioning effectively. The Committee will receive comments from all directors and report annually to the Board with an assessment of its performance. The assessment will focus on the Committee’s contribution to the Company and specifically focus on areas in which the Board believes the Committee could improve.

APPENDIX D

CAPSTONE TURBINE CORPORATION

AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN

i

CAPSTONE TURBINE CORPORATION

AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN

RECITALS:

     WHEREAS, the Company previously established the Plan as an equity incentive plan, and last amended and restated the Plan effective April 15, 2004;

     WHEREAS, the Company desires to amend the Plan to add 2,380,000 shares;

     NOW, THEREFORE, pursuant to authorization by the Stockholders of the Company, the Plan is hereby amended and restated, effective on September 10, 2004:

     1. Purposes of the Plan. The purposes of the Capstone Turbine Corporation Amended and Restated 2000 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Non-Qualified Stock Options, as determined by the Committee at the time of grant. Restricted Stock, Stock Purchase Rights and Stock Bonuses may also be granted under the Plan.

     2. Definitions. As used herein, the following definitions shall apply:

          (a) “Acquisition” means, unless specified otherwise in an Agreement, (i) any consolidation or merger of the Company with or into any other corporation or other entity or person in which the stockholders of the Company prior to such consolidation or merger own less than 50% of the Company’s voting power immediately after such consolidation or merger, excluding any consolidation or merger effected exclusively to change the domicile of the Company; or (ii) a sale of all or substantially all of the assets of the Company.

          (b) “Agreement” means a written agreement between the Company and a Holder evidencing the terms and conditions of an individual award or grant of an Option, Restricted Stock, Stock Bonus, or Stock Purchase Right. Each Agreement is subject to the terms and conditions of the Plan, except as otherwise provided for herein.

          (c) “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options, Stock Purchase Rights or Stock Bonuses are granted under the Plan.

          (d) “Board” means the Board of Directors of the Company.

          (e) “Cause” means (i) with respect to a Holder who is an Employee, and whose employment contract expressly provides for termination of such Holder in certain specified circumstances constituting “cause,” those circumstances that constitute “cause” under such Holder’s employment contract; (ii) with respect to a Holder who is an Employee, but who does not have an employment contract or whose employment contract does not expressly provide for termination of such Holder in certain specified circumstances constituting “cause,” (A) the commission of any act by such Holder involving fraud, embezzlement or a felony, (B) the commission of any act by such Holder constituting financial dishonesty against the Company or its Parent or any of its Subsidiaries, (C) repeated and gross dereliction of duty to the Company or its Parent or any of its Subsidiaries to which such Holder’s duties extend, (D) an act involving moral turpitude which (1) brings the Company or its Parent or any of its Subsidiaries into public disrepute or disgrace, or (2) causes material injury to the customer relations, operations or the business prospects of the Company or its Parent or any of its Subsidiaries, (E) the breach by such Holder of any of such Holder’s obligations under such Holder’s employee or employment agreement with the Company or its Parent or any of its Subsidiaries, or (F) the refusal or failure of such Holder to follow the lawful directives of the Board, the President and Chief Executive Officer of the Company or his designee or such Holder’s supervisor; and (iii) with respect to a Holder who is a Director, (A) the commission of any act by such Holder involving fraud, embezzlement or a felony, (B) the commission of any act by such Holder constituting financial dishonesty against the Company or its Parent or any of its Subsidiaries, (C) repeated and gross dereliction of duty to the Company or its Parent or any of its Subsidiaries to which such Holder’s duties extend, (D) an act involving moral turpitude which (1) brings the Company or its Parent or any of its Subsidiaries into public disrepute or disgrace, or (2) causes material injury to the customer relations, operations or the business prospects of the Company or its Parent or any of its Subsidiaries. Notwithstanding the foregoing, for Options and other awards issued on or after April 15, 2004, “Cause” shall instead be defined by the terms of a Holder’s Agreement with respect to the Shares covered thereby, in those circumstances in which the Agreement addresses or defines a termination for reasons of “cause.”

          (f) “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section.

          (g) “Committee” means a committee appointed by the Board in accordance with Section 4 hereof to administer the Plan.

          (h) “Common Stock” means the Common Stock of the Company, par value $0.001 per share.

          (i) “Company” means Capstone Turbine Corporation, a Delaware corporation.

          (j) “Consultant” means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

          (k) “Director” means a member of the Board.

          (l) “Employee” means any person, including an Officer or Director, who is an employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient, by itself, to constitute “employment” by the Company.

          (m) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto. Reference to any particular Exchange Act section shall include any successor section.

          (n) “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of the Common Stock; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

          (o) “Holder” means a person who has been granted or awarded an Option, Restricted Stock or Stock Purchase Right, or who holds Shares acquired pursuant to the exercise of an Option or Stock Purchase Right or pursuant to a Stock Bonus.

          (p) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

          (q) “Independent Director” means a Director who is:

               (i) An “outside director,” within the meaning of Section 162(m) of the Code;

               (ii) A “non-employee director” within the meaning of Rule 16b-3; and

               (iii) An “independent director” under the listing standards of The Nasdaq Stock Market.

          (r) “Non-Qualified Stock Option” means an Option (or portion thereof) that is not designated as an Incentive Stock Option by the Committee, or which is designated as an Incentive Stock Option by the Committee but fails to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (s) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (t) “Option” means a stock option granted pursuant to the Plan.

          (u) “Option Exchange Program” means a program whereby outstanding Options are surrendered or cancelled in exchange for Options that are granted more than six months and one day following such surrender or cancellation and are of the same type (which may have a lower exercise price or purchase price), of a different type and/or cash, and subject to certain conditions (e.g., continued employment).

          (v) “Parent” means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations ending with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than fifty percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (w) “Plan” means the Capstone Turbine Corporation Amended and Restated 2000 Equity Incentive Plan.

          (x) “Public Trading Date” means the first date upon which Common Stock of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

          (y) “Restricted Stock” means Shares acquired pursuant to the exercise of an unvested Option in accordance with Section 10(h), or pursuant to an election pursuant to a Stock Purchase Right granted under Section 12(b) or Section 14.

          (z) “Rule 16b-3” means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

          (aa) “Section 16(b)” means Section 16(b) of the Exchange Act, as such Section may be amended from time to time.

          (bb) “Securities Act” means the Securities Act of 1933, as amended, or any successor statute or statutes thereto. Reference to any particular Securities Act section shall include any successor section.

          (cc) “Service Provider” means an Employee, Director or Consultant.

          (dd) “Share” means a share of Common Stock, as adjusted in accordance with Section 15 below.

          (ee) “Stock Bonus” means a grant of Common Stock granted pursuant to Section 14(e) or elected pursuant to Section 12(b).

          (ff) “Stock Purchase Right” means a right to purchase Common Stock pursuant to Section 14.

          (gg) “Subsidiary” means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3. Stock Subject to the Plan. Subject to the provisions of Section 15, the shares of stock subject to Options, Stock Purchase Rights or Stock Bonuses shall be Common Stock, initially shares of the Company’s Common Stock, par value $0.001 per share. Subject to the provisions of Section 15, the maximum aggregate number of Shares which may be issued upon exercise of such Options or Stock Purchase Rights or pursuant to such Stock Bonuses is 6,080,000 Shares, plus the number of Shares previously authorized and remaining available under the Company’s 1993 Stock Incentive Plan, as amended, as of the Public Trading Date, plus any Shares covered by options granted under the Company’s 1993 Stock Incentive Plan that are forfeited or expire unexercised or otherwise become available after the Public Trading Date; provided, however, that the maximum aggregate number of Shares which may be issued upon exercise of Incentive Stock Options is 13,880,000 Shares. The total shares originally made available under the 1993 Stock Incentive Plan was 7,800,000. Shares issued upon exercise of Options or Stock Purchase Rights or pursuant to Stock Bonuses may be authorized but unissued, or reacquired Common Stock. If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Option or Stock Purchase Right or in respect of a Stock Bonus under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of this Section 3. If Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan. Notwithstanding the provisions of this Section 3, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Code Section 422.

     4. Administration of the Plan.

          (a) Administration Committee. The Plan shall be administered by the Committee that is established and designated by the Board to administer the Plan. Prior to the 2004 annual meeting of shareholders of the Company, the Committee shall be comprised of at least two individuals who are all Independent Directors. Effective at the conclusion of the 2004 annual meeting of shareholders of the Company, the Committee shall be comprised of at least three individuals who are all Independent Directors. The Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions or Committee charter, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Within the scope of such authority, the Committee may delegate (i) to the chief executive officer of the Company the authority to grant awards under the Plan to eligible persons who are (1) not “covered employees,” within the meaning of Section 162(m) of the Code, (2) not expected to be “covered employees” at the time of recognition of income resulting from such award, and (3) not subject to liability under Section 16 of the Exchange Act, and/or (ii) to any officer of the Company any other authority that is included in Sections 4(b)(iv), (viii), (ix) or (xi) or Section 9(b).

          (b) Powers of the Committee. Subject to the provisions of the Plan and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Committee shall have the authority in its sole discretion:

               (i) to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Options, Stock Purchase Rights, and Stock Bonuses may from time to time be granted hereunder;

               (iii) to determine the number of Shares to be covered by each such award granted hereunder;

               (iv) to approve forms of Agreement for use under the Plan;

               (v) to determine the terms and conditions of any award granted hereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may vest or be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any award granted hereunder or the Common Stock relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine);

               (vi) to institute an Option Exchange Program that has been approved by the Board; provided, however, that the effectiveness of the Option Exchange Program is subject to the approval of the Company’s shareholders;

               (vii) to determine whether to offer to buyout a previously granted Option as provided in subsection 10(i) and to determine the terms and conditions of such offer and buyout (including whether payment is to be made in cash or Shares);

               (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (ix) to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right or pursuant to a Stock Bonus that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Committee may deem necessary or advisable;

               (x) to amend any Option or Stock Purchase Right granted under the Plan as provided in Section 14; and

               (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan and to exercise such powers and perform such acts as the Committee deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

          (c) Effect of Committee’s Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Holders.

     5. Eligibility. Non-Qualified Stock Options, Stock Purchase Rights and Stock Bonuses may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option, Stock Purchase Right or Stock Bonus may be granted additional Options, Stock Purchase Rights or Stock Bonuses. In addition to the foregoing, each Non-Employee Director (defined in Section 12) shall be granted Options at the times and in the manner set forth in Section 12 and may receive Stock Bonuses in lieu of cash compensation as described in Section 12.

     6. Limitations.

          (a) Each Option shall be designated by the Committee in the Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Holder’s Incentive Stock Options and other incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options or other options shall be treated as Non-Qualified Stock Options.

          For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

          (b) None of the Plan, any Option, Stock Purchase Right or Stock Bonus shall confer upon a Holder any right with respect to continuing the Holder’s employment or consulting relationship with the Company, nor shall they interfere in any way with the Holder’s right or the Company’s right to terminate such employment or consulting relationship at any time, with or without cause.

          (c) No Service Provider shall be granted, in any calendar year, Options, Stock Purchase Rights or Stock Bonuses to acquire more than 3,000,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15. For purposes of this Section 6(c), if an Option is canceled in the same calendar year it was granted (other than in connection with a transaction described in Section 15), the canceled Option will be counted against the limit set forth in this Section 6(c). For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.

     7. Term of Plan. The Plan shall become effective upon its initial adoption by the Board and shall continue in effect until it is terminated under Section 17. No Options, Stock Purchase Rights or Stock Bonuses may be issued under the Plan with respect to the shares specified in Section 3 hereof after the tenth anniversary of the earlier of (i) the date upon which the Plan is adopted by the Board or (ii) the date the Plan is approved by the stockholders. If the number of shares specified in Section 3 is increased by an amendment to this Plan, Options Stock Purchase Rights or Stock Bonuses may be awarded with respect to such increased shares for a period of ten years after the earlier of the date that the amendment to the Plan is adopted by the Board or the date that the amendment is approved by the stockholders. Options, Stock Purchase Rights and Stock Bonuses granted before such dates shall remain valid in accordance with their terms.

     8. Term of Option. The term of each Option shall be stated in the Agreement; provided, however, that the term shall be no more than ten years from the date of grant thereof; and provided further that, in the case of an Incentive Stock Option granted to a Holder who, at the time the Option is granted, owns (or is treated as owning under Code Section 424) stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be no more than five years from the date of grant thereof.

     9. Option Exercise Price and Consideration.

          (a) Except as provided in Section 13, the per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Committee, but shall be subject to the following:

               (i) In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of grant of such Option, owns (or is treated as owning under Code Section 424) stock representing more than

10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Non-Qualified Stock Option

                    (A) granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                    (B) granted to any other Service Provider, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required in this subsection (a) above pursuant to a merger or other corporate transaction.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) with the consent of the Committee, actual or constructive delivery of Shares which (x) in the case of Shares acquired from the Company, have been owned by the Holder for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (4) with the consent of the Committee, payment in connection with the pledge of Shares and a loan through a broker in a transaction described in Securities and Exchange Commission Regulation T, (5) any other consideration acceptable to the Committee, or (6) with the consent of the Committee, any combination of the foregoing methods of payment.

     10. Exercise of Option.

          (a) Vesting; Fractional Exercises. Except as provided in Section 13, Options granted hereunder shall be vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Committee and set forth in the Agreement. An Option may not be exercised for a fraction of a Share.

          (b) Deliveries upon Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

               (i) A written or electronic notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

               (ii) Such representations and documents as the Committee, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Laws. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop transfer notices to agents and registrars;

               (iii) Upon the exercise of all or a portion of an unvested Option pursuant to Section 10(h), an Agreement covering the purchase of the Restricted Stock in a form determined by the Committee and signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

               (iv) In the event that the Option shall be exercised pursuant to Section 10(f) by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

               (v) The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax. Tax withholding may, in the sole discretion of the Committee, be paid in the form of (i) deduction from wages otherwise payable to the Holder, (ii) consideration used by the Holder to pay for such Shares under Section 9(b), or (iii) Shares that have a Fair Market Value equal to the minimum required withholdings and that would otherwise be deliverable to the Holder upon exercise of the Option.

          (c) Conditions to Delivery of Share Certificates. The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

               (i) The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

               (ii) The completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its sole discretion, deem necessary or advisable;

               (iii) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable; and

               (iv) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

          (d) Termination of Relationship as a Service Provider. If a Holder ceases to be a Service Provider for any reason, the Holder’s continuing rights, if any, to Options, Restricted Stock, Stock Bonuses or Stock Purchase Rights will be as specified in the terms of the Agreement. In the absence of a provision in the Agreement that specifies the date of expiration when the Holder ceases to be a Service Provider, each Option shall remain exercisable in accordance with the provisions set forth herein, as follows: (i) upon termination as a Service

Provider for reasons other than Cause, death or disability, the Option shall remain exercisable for three months following the termination of the Holder’s relationship as a Service Provider (but in no event later than the expiration of the term of such Option as set forth in the Agreement or terms of the grant) to the extent that the Option is then vested and the Shares covered by the unvested portion of the Option shall immediately become available for issuance under the Plan; (ii) any unexercised portion of the Option shall terminate at the end of the three-month period specified herein and the Shares covered thereby shall immediately become available for issuance under the Plan; (iii) if a Holder’s relationship as a Service Provider is terminated for Cause, the entire Option shall immediately terminate, and the Shares covered thereby shall immediately become available for issuance under the Plan, and (iv) if a Holder is terminated for reasons of death or disability, the rights under the Option shall be determined by Sections 10(e) and 10(f).

          (e) Disability of Holder. If a Holder ceases to be a Service Provider as a result of the Holder’s disability, and the applicable Agreement does not specify the date of expiration when the Holder ceases to be a Service Provider, an Option shall remain exercisable for 12 months following the Holder’s termination due to disability (but in no event later than the expiration of the term of such Option as set forth in the Agreement or terms of the grant), but only to the extent that the Option was exercisable on the date of disability, and the Shares covered by the unvested portion of the Option shall immediately become available for issuance under the Plan. To the extent that the Option is not exercised by the end of the 12 month period, the Option shall expire and the Shares covered thereby shall again become available for issuance under the Plan. For purposes of Incentive Stock Options, the term “disability” shall be defined in accordance with Section 22(e)(3) of the Code.

          (f) Death of Holder. If a Holder dies while a Service Provider, and the applicable Agreement does not specify the date of expiration when the Holder ceases to be a Service Provider, an Option shall remain exercisable for 12 months following the Holder’s death (but in no event later than the expiration of the term of such Option as set forth in the Agreement or terms of the grant), but only to the extent that the Option was exercisable on the date of death, and the Shares covered by the unvested portion of the Option shall immediately become available for issuance under the Plan. To the extent that the Option is not exercised by the end of the 12 month period, the Option shall expire and the Shares covered thereby shall again become available for issuance under the Plan. The Option may be exercised by the executor or administrator of the Holder’s estate or, if applicable, by the person(s) entitled to exercise the Option under the Holder’s will or the laws of descent or distribution.

          (g) Regulatory Extension. A Holder’s Agreement may provide that if the exercise of the Option following the termination of the Holder’s status as a Service Provider (other than upon the Holder’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 8 or (ii) the expiration of a period of three months after the termination of the Holder’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

          (h) Buyout Provisions. The Committee may at any time offer to buyout for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

     11. Non-Transferability. Options, Restricted Stock, Stock Bonuses and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Holder, only by the Holder.

     12. Granting of Options to and Stock Elections by Non-Employee Directors.

          (a) A person who is a Director but is not an employee of the Company or any of its affiliates (a “Non-Employee Director”) who is initially elected to the Board shall, during the term of the Plan, be granted an Option to purchase 21,600 Shares (subject to adjustment as provided in Section 15) on such initial election (an “Initial Option”), and (ii) an Option to purchase 10,000 Shares (subject to adjustment as provided in Section 15) on the date of the first annual meeting of stockholders that occurs each year that the Non-Employee Director is reelected to the Board (the “Annual Option”). Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an Initial Option but, to the extent that they are otherwise eligible as Non-Employee Directors, will receive, after retirement from employment with the Company, the Annual Option.

          (b) In the event that the Company provides cash compensation to Non-Employee Directors for service as a Director or for service as a member or chairperson of a committee of the Board (collectively “Cash Compensation”), each Non-Employee Director may elect to receive (subject to limitations in Section 12(b)(i)), in lieu of receiving any portion of his or her Cash Compensation, a Stock Bonus. Such an election shall be made by filing an election with the Company, in accordance with procedures adopted by the Committee, prior to the time that such Cash Compensation is paid. All elections made hereunder are subject to the following:

               (i) The number of Shares payable under a Stock Bonus shall be calculated by dividing (A) the amount of the Cash Compensation that would have been payable to the Non-Employee Director in the absence of an election, by (B) the Fair Market Value of a Share on the date that the Cash Compensation would have otherwise been paid; provided, however, that no more than 20,000 Shares can be made subject to a Stock Bonus during any 12-month period that begins with the annual meeting of the shareholders of the Company in which Board members are elected. Any amount of the Cash Compensation subject to the election that exceeds the Fair Market Value of the Shares that are calculated hereunder shall be paid in cash to the Non-Employee Director.

               (ii) Other than the right of the Non-Employee Director herein to elect to receive a Stock Bonus, the terms thereof shall be subject to the provisions of Section 14.

     13. Terms of Non-Employee Director Options. The per Share price of each Option granted to a Non-Employee Director (as defined in Section 12) shall be equal to 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Initial Options (as defined in Section 12) granted to Non-Employee Directors shall become exercisable in cumulative annual installments of one-third of the Shares subject to such option on each of the yearly anniversaries of the date of Initial Option grant that the Non-Employee Director remains a Director, commencing with the first such anniversary, such that each Initial Option shall be 100% vested on the third anniversary of its date of grant if the Non-Employee Director continues to be a Director on such date. Annual Options (as defined in Section 12) granted to Non-Employee Directors shall become exercisable in cumulative quarterly installments of one-fourth of the Shares subject to such Option on the first day of each of calendar quarter that follows the date of the Annual Option grant that the Non-Employee Director remains a Director, such that each Annual Option shall be 100% vested on the one-year anniversary of its date of grant if the Non-Employee Director continues to be a Director on such date. Subject to Section 10, the term of each Option granted to a Non-Employee Director shall be ten years from the date the Option is granted. No portion of an Option which is unexercisable at the time of an Non-Employee Director’s termination of membership on the Board shall thereafter become exercisable.

     14. Stock Purchase Rights and Stock Bonuses.

          (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options granted under the Plan and/or cash awards made outside of the Plan. After the Committee determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of an Agreement that covers the purchase of Restricted Stock in the form determined by the Committee.

          (b) Repurchase Right. Unless the Committee determines otherwise, the Agreement for the purchase of Restricted Stock shall grant the Company the right to repurchase Shares acquired upon exercise of a Stock Purchase Right upon the termination of the purchaser’s status as a Service Provider for any reason. Subject to Section 22, the purchase price for Shares repurchased by the Company pursuant to such repurchase right and the rate at which such repurchase right shall lapse shall be determined by the Committee in its sole discretion, and shall be set forth in the Agreement.

          (c) Other Provisions. The Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

          (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 15 of the Plan.

          (e) Stock Bonuses. Notwithstanding any other provision of the Plan, the Committee may grant Stock Bonuses, as compensation or as bonuses, to such Service Providers as the Committee may select in its sole discretion from time to time. Such Stock Bonuses may be issued either alone, in addition to, or in tandem with Options or Stock Purchase Rights granted under the Plan and/or cash awards made outside of the Plan. After the Committee determines that it will offer Stock Bonuses under the Plan, it shall advise the offeree in writing of the terms and conditions related to the offer, including the number of Shares that such person shall be entitled to receive, the time within which such person must accept such offer, and the manner of acceptance of such offer.

     15. Adjustments upon Changes in Capitalization, Merger or Asset Sale. The terms of this Section 15 will apply to the rights of a Holder under all Agreements issued hereunder; provided, however, that the terms of an Agreement will control with respect to the Holder’s rights and adjustments that are made with respect to a merger, asset purchase or other acquisition transaction if the Agreement specifically makes provision for rights and adjustments upon the occurrence of any such acquisition transaction.

          (a) In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee’s sole discretion, affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option, Stock Purchase Right or Restricted Stock, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

               (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options or Stock Purchase Rights may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number and kind of shares which may be issued and adjustments of the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to Section 6(c));

               (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Stock Purchase Rights or Restricted Stock; and

               (iii) the grant or exercise price with respect to any Option or Stock Purchase Right.

          (b) In the event of any transaction or event described in Section 15(a), the Committee, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option, Stock Purchase Right or Restricted Stock or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Option, Stock Purchase Right or Restricted Stock granted or issued under the Plan or to facilitate such transaction or event:

               (i) To provide for either the purchase of any such Option, Stock Purchase Right or Restricted Stock for an amount of cash equal to the amount that could have been obtained upon the exercise of such Option or Stock Purchase Right or realization of the Holder’s rights had such Option, Stock Purchase Right or Restricted Stock been currently exercisable or payable or fully vested or the replacement of such Option, Stock Purchase Right or Restricted Stock with other rights or property selected by the Committee in its sole discretion;

               (ii) To provide that such Option or Stock Purchase Right shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Option or Stock Purchase Right;

               (iii) To provide that such Option, Stock Purchase Right or Restricted Stock be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

               (iv) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and Stock Purchase Rights, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options, Stock Purchase Rights or Restricted Stock or Options, Stock Purchase Rights or Restricted Stock which may be granted in the future; and

               (v) To provide that immediately upon the consummation of such event, such Option or Stock Purchase Right shall not be exercisable and shall terminate; provided, that for a specified period of time prior to such event, such Option or Stock Purchase Right shall be exercisable as to all Shares covered thereby, and the restrictions imposed under an Agreement upon some or all Shares may be terminated and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase, notwithstanding anything to the contrary in the Plan or the provisions of such Option, Stock Purchase Right or Restricted Stock or any Agreement.

          (c) Subject to Section 3, the Committee may, in its sole discretion, include such further provisions and limitations in any Option, Stock Purchase Right, Restricted Stock, Agreement or certificate, as it may deem equitable and in the best interests of the Company.

          (d) If the Company undergoes an Acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Options, Stock Purchase Rights or Restricted Stock outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 15(d)) for those outstanding under the Plan. In the event any surviving corporation or entity or acquiring corporation or entity in an Acquisition, or affiliate of such corporation or entity, does not assume such Options, Stock

Purchase Rights or Restricted Stock or does not substitute similar stock awards for those outstanding under the Plan, then with respect to (i) Options, Stock Purchase Rights or Restricted Stock held by participants in the Plan whose status as a Service Provider has not terminated prior to such event, the vesting of such Options, Stock Purchase Rights or Restricted Stock (and, if applicable, the time during which such awards may be exercised) shall be accelerated and made fully exercisable and all restrictions thereon shall lapse at least ten days prior to the closing of the Acquisition (and the Options or Stock Purchase Rights terminated if not exercised prior to the closing of such Acquisition), and (ii) any other Options or Stock Purchase Rights outstanding under the Plan, such Options or Stock Purchase rights shall be terminated if not exercised prior to the closing of the Acquisition.

          (e) In the event the Company undergoes an Acquisition and any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, does assume any Options, Stock Purchase Rights or Restricted Stock outstanding under the Plan (or substitutes similar stock awards, including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 15(e), for those outstanding under the Plan), then, with respect to each stock award held by participants in the Plan then performing services as Employees or Directors, the vesting of each such stock award (and, if applicable, the time during which such stock award may be exercised) shall be accelerated and such stock award shall immediately become fully vested and exercisable, if any of the following events occurs within nine months after the effective date of the Acquisition: (1) the Employee status or Director status, as applicable, of the participant holding such stock award is terminated by the Company without Cause; (2) the Employee holding such stock award terminates his or her Employee status due to the fact that the principal place of the performance of the responsibilities and duties of the Employee is changed to a location more than 50 miles from such Employee’s existing work location without the Employee’s express consent (this clause (2) is not applicable to Directors); or (3) the Employee holding such stock award terminates his or her Employee status due to the fact that there is a material reduction in such Employee’s responsibilities and duties without the Employee’s express consent (this clause (3) is not applicable to Directors).

          (f) The existence of the Plan, any Agreement and the Options or Stock Purchase Rights granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     16. Time of Granting Options, Stock Purchase Rights and Stock Bonuses. The date of grant of an Option, Stock Purchase Right or Stock Bonus shall, for all purposes, be the date on which the Committee makes the determination granting such Option, Stock Purchase Right or Stock Bonus, or such other date as is determined by the Committee. Notice of the determination shall be given to each Employee or Consultant to whom an Option, Stock Purchase Right or Stock Bonus is so granted within a reasonable time after the date of such grant.

     17. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time wholly or partially amend, alter, suspend or terminate the Plan. However, without approval of the Company’s stockholders given within 12 months before or after the action by the Board, no action of the Board may, except as provided in Section 15, increase the limits imposed in Section 3 on the maximum number of Shares which may be issued under the Plan or extend the term of the Plan under Section 7.

          (b) Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Committee, which Agreement must be in writing and signed by the Holder and the Company. Termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it hereunder with respect to Options, Stock Purchase Rights, Stock Bonuses or Restricted Stock granted or awarded under the Plan prior to the date of such termination.

     18. Stockholder Approval. The Capstone Turbine Corporation 2000 Equity Incentive Plan, as originally adopted, was submitted for the approval of the Company’s stockholders and such approval was received within 12 months after the date of the Board’s initial adoption thereof. In addition, amendments to increase the number of Shares authorized for issuance hereunder have been previously approved by the Company’s stockholders, and such amendments are incorporated herein.

     19. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     20. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     21. Investment Intent. The Company may require a Plan participant, as a condition of exercising or acquiring stock under any Option, Stock Purchase Right or Stock Bonus, (i) to give written assurances satisfactory to the Company as to the participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option or Stock Purchase Right, electing or accepting the Stock Bonus; and (ii) to give written assurances satisfactory to the Company stating that the participant is acquiring the stock subject to the Option, Stock Purchase Right or Stock Bonus for the participant’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of stock under the applicable Option, Stock Purchase Right or Stock Bonus has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     22. Governing Law. The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.

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This proxy will be voted as directed. If no contrary direction is indicated, this proxy will be voted FOR the election of the directors listed below in Proposal 1 and FOR approval of the Capstone Turbine Corporation Amended and Restated 2000 Equity Incentive Plan as amended to add 2,380,000 shares in Proposal 2.

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

		FOR	WITHHOLD AUTHORITY
		all nominees listed	to vote for all
		(except as indicated)	nominees listed
1.	ELECTION OF DIRECTORS;	☐	☐

Nominees:
01	Eliot G. Protsch	05	Dennis Schiffel
02	Carmine Bosco	06	John Tucker
03	Richard Donnelly	07	Eric Young
04	John Jaggers

INSTRUCTION: To WITHHOLD authority to vote for any individual nominee listed below, WRITE that nominee’s name in the lined sections provided below.

		FOR	AGAINST	ABSTAIN
2.	To approve Capstone Turbine Corporation Amended and Restated 2000 Equity Incentive Plan as amended to add 2,380,000 shares; and	☐	☐	☐

3.	In their discretion, the proxies may vote upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.

YES
I plan to attend the meeting:	☐

STOCKHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Signature	Signature	Date

Note: The signature should correspond exactly with the name appearing on the certificate evidencing your Common Stock. If more than one name appears, all should sign. Joint owners should each sign personally.

é FOLD AND DETACH HERE é

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time
September 9, 2004.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet
http://www.eproxy.com/cpst

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

Telephone
1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

OR

Mail
Mark, sign and date
your proxy card
and
return it in the
enclosed postage-paid
envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
CAPSTONE TURBINE CORPORATION
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS SEPTEMBER 10, 2004

     The undersigned stockholder of CAPSTONE TURBINE CORPORATION (the “Company”) acknowledges receipt of a copy of the Annual Report and the proxy statement and, revoking any proxy heretofore given, hereby appoints Karen Clark and John Fink, or either of them, with full power of substitution, as proxies and attorneys-in-fact of the undersigned, to attend the Annual Meeting of Stockholders of the Company to be held at the Radisson Hotel Chatsworth, 9777 Topanga Canyon Blvd., Chatsworth, California, on September 10, 2004, at 9:00 A.M., and any adjournment or postponement thereof, and authorizes each of them to vote all the shares of Common Stock of the Company held of record by the undersigned on August 5, 2004 that the undersigned would be entitled to vote if personally present.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR (I) THE NOMINEES FOR DIRECTOR LISTED IN THE PROXY STATEMENT AND (II) THE APPROVAL OF THE AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN AS AMENDED TO ADD 2,380,000 SHARES.

(Continued, and to be marked, dated and signed, on the reverse side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

é FOLD AND DETACH HERE é

CAPSTONE TURBINE CORPORATION

21211 NORDHOFF STREET
CHATSWORTH, CALIFORNIA 91311

2004 ANNUAL MEETING
SEPTEMBER 10, 2004

YOUR VOTE IS IMPORTANT TO CAPSTONE

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD BY TEARING OFF THE
TOP PORTION OF THIS SHEET AND RETURNING IT IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.

THE PROXY CARD MUST BE SIGNED AND DATED.